UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Revised Schedule 14A

Proxy Statement pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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WAYTRONX, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Waytronx, Inc.
20050 SW 112th Avenue
Tualatin, Oregon 97062
Phone (503) 612-2300.

June 25, 2008

Dear Stockholder:

It is my pleasure to invite you to the 2008 Annual Meeting of Stockholders of Waytronx, Inc. The 2008 Annual Meeting will be held on Monday, September 15, 2008 at 9:00 a.m. PDT in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062 for the following purposes:
1.	The election of two directors to hold office for two years or until the 2010 Annual Meeting of Shareholders or until a successor is duly elected and qualified;
2.	The election of one director to hold office for one year or until the 2009 Annual Meeting of Shareholders or until a successor is duly elected and qualified;
3.	To amend the Article of Incorporation of Waytronx, Inc. to increase the authorized number of Common Shares from 200,000,000 to 325,000,000.
4.	To approve the Waytronx, Inc. 2008 Equity Incentive Plan.
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The notice of the meeting and proxy statement on the following pages contains information on the formal business of the meeting. Whether or not you expect to attend the meeting, please sign, date, and return your proxy promptly in the enclosed envelope to assure your stock will be represented at the meeting.

The continuing interest of the stockholders in the business of the Company is gratefully acknowledged and appreciated.

Sincerely,

/s/ William J. Clough
William J. Clough
President/Chief Executive Officer

WAYTRONX, INC.

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

To be held Monday, September 15, 2008 at 9:00 a.m. PDT in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062.

To: The Shareholders of Waytronx, Inc.

We will hold the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of Waytronx, Inc. on Monday, September 15, 2008 at 9:00 a.m. PDT in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062 for the following purposes:
1.	The election of two directors to hold office for two years or until the 2010 Annual Meeting of Shareholders or until a successor is duly elected and qualified;
2.	The election of one director to hold office for one year or until the 2009 Annual Meeting of Shareholders or until a successor is duly elected and qualified;
3.	To amend the Article of Incorporation of Waytronx, Inc. to increase the authorized number of Common Shares from 200,000,000 to 325,000,000.
4.	To approve the Waytronx, Inc. 2008 Equity Incentive Plan.
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on July 17, 2008 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to examination by any shareholder during ordinary business hours at the offices of the Company, 20050 SW 112th Avenue, Tualatin, Oregon 97062.

All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the Annual Meeting, we ask that, as promptly as possible, you mark, sign, date and return the enclosed proxy card in the postage prepaid envelope enclosed for that purpose. Your stock will be voted in accordance with the instructions you give in your proxy. Your proxy may be revoked at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the annual meeting.

By Order of the Board of Directors

/s/ Bradley J. Hallock
Corporate Secretary
Tualatin, Oregon
June 25, 2008

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.

WAYTRONX, INC.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Waytronx, Inc. (the “Company") for use at the 2008 Annual Meeting of Stockholders to be held on Monday, September 15, 2008 at 9:00 a.m. PDT in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062 and for any postponements or adjournments thereof. Your vote at the Annual Meeting is important to us. Please vote your shares of Waytronx, Inc. common stock (the "Common Stock") and preferred stock (Preferred Stock) by completing the enclosed proxy card and returning it in the enclosed envelope. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to stockholders is August 1, 2008.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including: (a) the election of two directors to hold office for two years or until the 2010 Annual Meeting of Shareholders or until a successor is duly elected and qualified; (b) the election of one director to hold office for one year or until the 2009 Annual Meeting of Shareholders or until a successor is duly elected and qualified; (c) To amend the Article of Incorporation of Waytronx, Inc. to increase the authorized number of Common Shares from 200,000,000 to 325,000,000; (d) To approve the Waytronx, Inc. 2008 Equity Incentive Plan; (e) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Who is entitled to vote?
Only stockholders of record at the close of business on July 17, 2008, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the meeting. Each outstanding share of Common or Preferred Stock owned by you at close of business on July 17, 2008 entitles you to one vote on each matter considered at the Annual Meeting. The enclosed proxy card shows the number of shares owned by you as of the record date.

Who may attend the annual meeting?
All stockholders of record as of the Record Date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the Common and Preferred Stock outstanding on the record date will constitute a quorum. Each share of Common Stock and each share of Series A Convertible Preferred Stock is entitled to one vote. As of the close of business on May 31, 2008, 162,878,037 shares of Common Stock and 50,543 shares of Series A Convertible Preferred Stock were outstanding and entitled to vote at the Annual Meeting. No shares of Series B and Series C shares were outstanding at May 31, 2008. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as “Voting Shares”.

How do I vote?
If you complete and properly sign the accompanying proxy card and return it, your shares of Stock will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

May I change my vote after I return my proxy card?
Yes, even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by providing Bradley J. Hallock, our Corporate Secretary, either a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board’s recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

Proposal I
FOR the election of two directors, William J. Clough and Colton Melby, to hold office for two years or until the 2010 Annual Meeting of Shareholders or until a successor is duly elected and qualified;
FOR the election of one director, Thomas A. Price, to hold office for one year or until the 2009 Annual Meeting of Shareholders or until a successor is duly elected and qualified;

Proposal II
FOR amending the Article of Incorporation to increase the authorized number of Common Shares from 200,000,000 to 325,000,000.

Proposal III
FOR approval of the Waytronx, Inc. 2008 Equity Incentive Plan.

What vote is required to approve each item?
Election of Directors. The affirmative vote of a simple majority of the votes cast at the Annual Meeting is required for the election of the directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” election of the nominee for director

Increase the Authorized Common Shares and Approve the 2008 Equity Incentive Plan. The affirmative vote of a simple majority of the votes cast at the Annual Meeting is required to increase the authorized Common Stock from 200,000,000 to 325,000,000 Common Shares and to approve the Waytronx, Inc. 2008 Equity Incentive Plan. A properly executed proxy marked "Withhold Authority" with respect to increasing the authorized Common Stock from 200,000,000 to 325,000,000 Common Shares and to approve the Waytronx, Inc. 2008 Equity Incentive Plan will not be voted with respect to increasing the authorized Common Stock and approving the Waytronx, Inc. 2008 Equity Incentive Plan, although it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” increasing the authorized Common Stock from 200,000,000 to 325,000,000 Common Shares and “FOR” approving the Waytronx, Inc. 2008 Equity Incentive Plan

If you hold your shares in "street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What if other matters come up at the Annual Meeting?
Aside from the election of the directors, increasing the number of authorized common shares and approval of the 2008 Equity Incentive Plan, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, the shares represented by the proxy holders will be voted in the discretion of the proxy holders.

Proposals by Shareholders
Shareholder proposals intended to be presented at the Annual Meeting must have been received by us not later than June 15, 2008 for inclusion in the proxy materials for the Annual Meeting. We are not aware of any matters to be voted on at the Annual Meeting except those listed on the accompanying notice of Annual Meeting of Shareholders. The accompanying proxy gives discretionary authority to the persons named to vote the shares in their best judgment if any other matters are properly brought before the Annual Meeting.

What if the Annual Meeting is postponed?
If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

Who pays for this proxy solicitation?
We do. The proxies being solicited in connection with this Proxy Statement are being solicited by the Board of Directors and the costs will be borne by the Company. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Voting Shares as of the date of this filing by: (i) each shareholder known by us to be the beneficial owner of 5% or more of the outstanding Voting Shares, (ii) each of our directors and executives and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Voting Shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of filing this document have been included in the table.

BENEFICIAL INTEREST TABLE

			Series A Convertible		Series C Convertible
	Common Stock		Preferred Stock		Preferred Stock
Name and Address of Beneficial Owner (1)	Number	Percent of Class (2)	Number	Percent of Class (3)	Number	Percent of Class	Percent of all Voting Securities (4)

Bradley J. Hallock (5)	8,784,540	5.35%	-	-	-	-	5.35%
William J. Clough (6)	4,421,985	2.67%	-	-	-	-	2.67%
Matthew M. McKenzie (7)	707,071	0.43%	-	-	-	-	0.43%
Daniel N. Ford (8)	1,414,141	0.87%	-	-	-	-	0.87%
John P. Rouse (9)	6,316,504	3.89%	-	-	-	-	3.89%
Colt Melby (10)	7,748,077	4.78%	-	-	-	-	4.78%
Thomas A. Price (11)	4,275,000	2.63%	-	-	-	-	2.63%
Walter and Whitney Miles (12)	10,000,000	6.17%	-	-	-	-	6.17%
Kjell H. Qvale (13)	9,500,000	5.79%	-	-	-	-	5.79%
Clifford Melby (14)	5,142,668	3.17%	-	-	-	-	3.17%
Russell L. Wall (15)	1,561,493	0.96%	-	-	-	-	0.96%
Mark R. Chandler (16)	9,405,285	5.78%	-	-	-	-	5.78%
Charles R. Baker (17)	2,000,000	1.22%	-	-	-	-	1.22%
Steven S. Hallock (18)	7,724,627	4.77%	-	-	-	-	4.77%
Jerry Ostrin		0.00%	45,000	89.03%	-	-	*
Officers, Directors, executives as group	33,667,318	19.73%	-	-	-	-	19.73%

* Less than 1 percent

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Waytronx, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062.
(2)
Calculated on the basis of 158,950,479 shares of common stock issued and outstanding at May 20, 2008 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of Series A Preferred Stock.

(3)	Calculated on the basis of 50,543 shares of Series A Preferred Stock issued and outstanding at May 20, 2008.
(4)
Calculated on the basis of an aggregate of 158,950,479 shares of common stock with one vote per share and 50,543 shares of Series A Preferred Stock with one vote per share issued and outstanding at May 20, 2008, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants.

(5)
Mr. Bradley J. Hallock's common stock shares include 2,100,000 shares he has the right to purchase pursuant to a warrant. Mr. Hallock’s common stock shares include 73,500 shares owned by his IRA account.

(6)	Mr. Clough’s common shares include 3,640,485 shares he has the right to purchase pursuant to a warrant.
(7)
Mr. McKenzie’s common stock shares include the unconverted 707,071 shares available to him through the conversion of the mandatory converting note payable related to the purchase of his ownership in CUI Inc. by Waytronx.

(8)
Mr. Ford’s common stock shares include the unconverted 1,414,141 shares available to him through the conversion of the mandatory converting note payable related to the purchase of his ownership in CUI Inc. by Waytronx.

(9)	Mr. Rouse’s common stock shares include 250,000 shares he has the right to purchase pursuant to a warrant. Mr. Rouse’s common stock shares include 16,500 shares owned by his IRA account.
(10)	Mr. Colt Melby’s common stock shares include 616,667 shares he has the right to purchase pursuant to warrants.
(11)	Mr. Price’s common stock shares include 350,000 shares he has the right to purchase pursuant to a warrant.
(12)
Mr. and Mrs. Miles’ common stock share position of 10,000,000 shares (including warrants) is comprised of direct entitlement (8,750,000 shares) and related party management (1,250,000 shares) shares. The related party shares are held by their four sons: Jeffrey (312,500 shares), Joseph (312,500 shares), Matthew (312,500 shares), and Scott (312,500 shares).

(13)	All shares are owned by Kjell H. Qvale Survivors Trust. Mr. Qvale’s common stock shares include 2,000,000 shares he has the right to purchase pursuant to a warrant.
(14)	Mr. Clifford Melby’s common stock shares include 150,000 shares he has the right to purchase pursuant to a warrant.
(15)	Mr. Wall’s common stock shares include 600,000 shares he has the right to purchase pursuant to a warrant. Mr. Wall’s common stock shares include 781,493 shares owned by his IRA account.
(16)	Mr. Chandler’s common stock shares include 600,000 shares he has the right to acquire pursuant to a warrant. Mr. Chandler’s common stock shares include 1,445,000 shares owned by his IRA account.
(17)	Mr. Baker’s common stock shares include 2,000,000 shares he has the right to purchase pursuant to a warrant. Mr. Baker joined the Company on June 13, 2005 and stepped down August 28, 2006.
(18)	Mr. Steven S. Hallock’s common stock shares include 100,000 shares he has the right to purchase pursuant to a warrant.

We relied upon Section 4(2) of the Securities Act of 1933 as the basis for an exemption from registration for the issuance of the above securities.

PROPOSAL I

ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors, but in no instance shall there be less than one director. All directors shall be elected at the annual meeting of shareholders to serve two-year terms and shall hold office until his or her successor shall have been elected and qualified. Currently our Board of Directors authorized eight directors of which five directors currently hold office, three of whom have been nominated for election this year and have agreed to serve if elected. Two directors whose terms expire at the 2008 Annual Meeting of Shareholders, as noted below, have chosen to not stand for re-election. The Board of Directors set the directors’ two year terms staggered in order to maintain continuity on the Board of Directors. In order to implement this staggered term strategy, the eight board seats are numbered consecutively, 1 through 8. Odd numbered seats (seats 1, 3, 5 and 7) will be elected at the annual shareholder meetings held on even numbered years; even numbered seats (seats 2, 4, 6 and 8) will be elected at the annual shareholder meetings held on odd numbered years. The following are Company directors, the director seats and terms for which they were elected or appointed and the current nominees for their respective seats:
•	Director Seat #1, William J. Clough, age 55. Mr. William J. Clough was elected for a two year term at the 2006 Annual Meeting of Shareholders.
William J. Clough is nominated for election to a two year term at the 2008 Annual Meeting of Shareholders.

•
Director Seat #2, Thomas A. Price, age 64. Mr. Thomas A. Price was appointed to fill a Board vacancy, effective December 10, 2007, to serve until the next regularly scheduled Annual Meeting of Shareholders.

Thomas A. Price is nominated for election to a one year term at the 2008 Annual Meeting of Shareholders.

•	Director Seat #3, Bradley J. Hallock. Mr. Bradley J. Hallock will not stand for re-election.

•	Director Seat #4, Sean P. Rooney. Sean P. Rooney is nominated for election to a one year term at the 2008 Annual Meeting of Shareholders.

•	Director Seat #5, John P. Rouse. Mr. John P. Rouse will not stand for re-election.

•
Director Seat #6, Corey Lambrecht. Mr. Corey Lambrecht, age 38, was elected to a two year term at the 2007 Annual Meeting of Shareholders. The term of Mr. Lambrecht will expire at the 2009 Annual Meeting of Shareholders.

•	Director Seat #7, Colton Melby. Mr. Colton Melby, age 50, was appointed to fill a Board vacancy, effective June 11, 2008 to serve until the next regularly scheduled Annual Meeting of Shareholders.
Colton Melby is nominated for election to a two year term at the 2008 Annual Meeting of Shareholders.

•	Director Seat #8, Vacant.

Note: The Board of Directors two year terms are staggered in order to maintain continuity on the Board of Directors. In order to retain this staggered term strategy, the eight board seats are numbered consecutively, 1 through 8. Odd numbered seats (seats 1, 3, 5 and 7) will be elected at the annual shareholder meetings held on even numbered years; even numbered seats (seats 2, 4, 6 and 8) will be elected at the annual shareholder meetings held on odd numbered years. The one year terms as noted above are to maintain the staggered term strategy.

Shares of our Common Stock and Series A Preferred Stock are entitled to one vote per share for each Director. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named. The nominees have consented to serve as director if elected. If any nominee becomes unavailable for election before the 2008 Annual Meeting of Shareholders, the Board of Directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

INFORMATION ABOUT DIRECTOR NOMINEES

William J. Clough, Esq., President/Chief Executive Officer, Director and General Counsel of Waytronx, Inc. and Chief Executive Officer of Waytronx Holdings, Inc.
Mr. Clough was appointed to the Board of Directors, effective March 1, 2006 and was reelected at the December 2006 shareholder’s meeting to serve an additional two year term. He was appointed President and Chief Executive Officer of Waytronx, Inc. September 13, 2007 at which time Mr. Clough stepped down as Executive Vice President of Corporate Development. Effective May 16, 2008, Waytronx, Inc. formed a wholly owned subsidiary, Waytronx Holdings, Inc., to acquire the assets of CUI, Inc. along with this acquisition; Mr. Clough was appointed Chief Executive Officer of Waytronx Holdings, Inc. (CUI). Mr. Clough was a police officer for 16 years, working at the local, state, and federal levels. After working as a Federal Air Marshall in Southern Europe and the Middle East, in 1987 Mr. Clough attended law school; he received his Juris Doctorate, cum laude, from the University of California, Hastings College of the Law in 1990. He was in the private practice of law with his law firm for 12 years with offices in Los Angeles, San Francisco and Honolulu. Mr. Clough obtained the largest ever non-wrongful death jury verdict in Los Angeles County Superior Court in 2000 and successfully represented parties in multi-million dollar cases throughout the United States. He is certified to practice law in state and federal courts in California, Illinois, Hawaii, and before the United States Supreme Court. Mr. Clough has represented large manufacturing and entertainment entities, including work with MGM Studios, 20th Century Fox, News Corp., Lions Gate Films, Artisan Pictures, Sony and Mediacopy.

Mr. Clough currently owns 781,500 common shares and, jointly with his wife, a warrant to purchase 3,640,485 common shares at $0.20 per share before July 5, 2011.

Mr. William J. Clough is nominated for election to a two year term at the 2008 Annual Meeting of Shareholders.

Thomas A. Price, Director
Effective December 10, 2007, Thomas A. Price was appointed to the Company Board of Directors to serve until the next regularly scheduled Annual Meeting of Shareholders. Mr. Price is a business veteran with more than 30 years of business and operational management experience. He is the founder of Tom Price Dealership Group, a leading auto dealership that he grew to 11 franchises at six locations across California. Throughout the course of his career, Mr. Price has been involved in investor and manufacturer relations, and orchestrated the successful acquisition of his company, FirstAmerica Automotive by Sonic Automotive, one of the nation’s largest automotive retailers. Mr. Price has been credited for the successful completion of Serramonte Auto Plaza, an advanced, large-scale campus with innovative, industry-leading design features. Mr. Price also developed the multi-brand San Francisco Auto Repair Center and a conference facility in Larkspur, California.

Currently, Mr. Price is the owner of nine car dealerships in Northern California. He has received numerous awards for dealership excellence from manufacturers and has served on the National Dealer Advisory Boards of several major automobile manufacturers. He was Chairman of the Lexus National Dealer Advisory Board and charter member of the J.D. Power Dealer Roundtable. Mr. Price is also an active philanthropist. The Price Family Dealerships are major sponsors of Special Olympics of Marin, Dedication to Special Education, CASA/Advocates for Children, Marin Breast Cancer Council and the Golden Gate Shootout. In 2005, the Price Family Dealership raised substantial funds for Katrina relief.

The Price Family Dealerships are very active in the community and are major sponsors of Special Olympics of Marin, A Dedication to Special Education, CASA/Advocates for Children, Marin Breast Cancer Council, and the Golden Gate Shootout and raised over $75,000 for Katrina relief in 2005.

Mr. Price owns a beneficial interest to 3,925,000 shares of common stock and a warrant to purchase 350,000 common shares at a price of $0.01 per share through his trust.

Mr. Thomas A. Price is nominated for election to a one year term at the 2008 Annual Meeting of Shareholders.

Sean P. Rooney, Director
Mr. Rooney brings to the Waytronx Board nearly 15 years of financial management experience. Mr. Rooney currently serves as Senior Vice President of Investments for Maxim Group LLC, a leading full service investment banking, securities and wealth management firm. Prior to joining Maxim Group, he served in a similar capacity at Investec Ernst & Company, an international specialist bank headquartered in South Africa and the U.K. Through his many years of experience, Mr. Rooney has built a vast network of industry resources and contacts.

Mr. Rooney graduated from C.W. Post University in 1993 with a Bachelors of Arts degree in Business Administration. In addition to his Series 7 (General Securities Representative), Series 63 (Uniform Securities Law), and Series 24 (General Securities Principal) licenses, Sean has also been designated as an Investment Advisor Representative (Series 65) of Maxim Group LLC, a SEC Registered Investment Advisory Firm.

Mr. Rooney currently manages a clientele of high net worth investors, institutions and foundations. His command of the ever-expanding universe of financial instruments enhances his ability to provide unbiased advice in each of his three core disciplines, money management, financial planning and estate planning.

Mr. Sean P. Rooney is nominated for election to a one year term at the 2008 Annual Meeting of Shareholders.

Colton Melby, Chairman of the Board of Directors
Effective June 11, 2008, Colton Melby was appointed to the Board of Directors of Waytronx, Inc. Mr. Melby is required to stand for election to the Board at the September Annual Meeting of Shareholders. Effective June 11, 2008, Colton Melby was elected by the current Board of Directors to serve as Chairmen of the Board of Directors.

Mr. Melby has a 20 year background in aerospace manufacturing. He spent 15 years as owner and chief executive officer of Metal Form, Inc., serving worldwide customers, including: Boeing, Bombardier; Rockwell; Grumman; Lockheed Martin; and others. Under his stewardship, Metal Form was the recipient of numerous awards of excellence including Boeing’s President Award and three consecutive “Supplier of the Year” awards.

Mr. Melby is a founding member of Melby Brothers Performance Investments, a firm with a strong history of financing successful start-up and turnaround organizations. One of Mr. Melby’s more notable investments in that capacity was the financing and purchase of firearms-maker Smith & Wesson from London-based Tomkins PLC in 2001. Mr. Melby continues to invest both his time and resources in successful business ventures. This includes investments in Earth 911, a recycling company dedicated to green initiatives and green recycling.

Mr. Melby is an active philanthropist. He and his family are members of the Harvesters, an Orange County food bank dedicated to providing healthy meals to under privileged kids in Southern California. He is a member of the Cattle Baron’s, a Texas charity providing support to the American Cancer Society.

Mr. Melby owns a beneficial interest to 7,131,410 shares of common stock and a warrant to purchase 616,667 common shares at a price of $0.01 per share.

Mr. Colton Melby is nominated for election to a two year term at the 2008 Annual Meeting of Shareholders.

The Board of Directors recommends that shareholders vote “FOR” election of the nominees for director named above.

PROPOSAL II

TO AMEND THE ARTICLES OF INCORPORATION
TO
INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES
FROM 200,000,000 TO 325,000,000

The Board of Directors believes that the best interests of the Company and its shareholders will be served by amending the Company’s Restated Articles of Incorporation to increase the number of common shares from 200,000,000 to 325,000,000 shares. These common shares will be $0.001 par value per share with full one vote per share voting privileges. This proposal was approved by the Board of Directors subject to stockholder approval. If the proposed amendment to the Articles of Incorporation is approved by a simple majority of the shareholder votes cast, then the number of common shares that the Company is authorized to issue will be increased from 200,000,000 to 325,000,000.

General
Our Articles of Incorporation currently provides for 200,000,000 shares of authorized $0.001 par value Common Stock. Our shareholders are not entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued shares of stock of the corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares, or any shares, bonds, notes, debentures, or securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares. In May 2008 our Board of Directors adopted a resolution to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock to 325,000,000, subject to stockholder approval of the proposed amendment. No changes will be made to the ten million (10,000,000) authorized shares of our preferred stock. If approved by the stockholders of the Company, the amendment will become effective upon the filing of a Certificate of Amendment of the Articles of Incorporation with the Secretary of State of Colorado which is expected to occur shortly after shareholder approval. The consent of the holders of a simple majority of the outstanding shares of Capital Stock is required for approval of the proposed amendment.

Paragraph A of Article II of the Company's Articles of Incorporation currently reads as follows (before giving effect to the proposed amendment):

“The aggregate number of shares which the corporation shall have the authority to issue is two hundred ten million (210,000,000) shares of which a portion shall be common stock and a portion shall be preferred stock, all as described below.

A. Common Stock. The aggregate number of common shares which the corporation shall have the authority to issue is two hundred million (200,000,000), each with $0.001 par value which shares shall be designated as “Common Stock”. Subject to all of the rights of the Preferred stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

(i)	dividends may be declared and paid or set apart for payment on the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends;
(ii)
the holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action. Each holder of Common Stock shall have one vote for each share of Common Stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors each holder of Common Stock shall have as many votes for each share of common Stock held by him as there are directors to be elected and for whose election the holder of Common Stock has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

(iii)
on the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all of its obligations and amounts payable in liquidation, dissolution or winding up, and subject to the rights of the holders of Preferred Stock, if any, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock.”

Pursuant to the amendment, Paragraph A of Article II of the Company's Articles of Incorporation would be deleted and replaced by the following (after giving effect to the proposed amendment):

“The aggregate number of shares which the corporation shall have the authority to issue is three hundred thirty five million (335,000,000) shares of which a portion shall be common stock and a portion shall be preferred stock, all as described below.

A. Common Stock. The aggregate number of common shares which the corporation shall have the authority to issue is three hundred twenty five million (325,000,000), each with $0.001 par value which shares shall be designated as “Common Stock”. Subject to all of the rights of the Preferred stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:
(iv)	dividends may be declared and paid or set apart for payment on the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends;
(v)
the holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action. Each holder of Common Stock shall have one vote for each share of Common Stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors each holder of Common Stock shall have as many votes for each share of common Stock held by him as there are directors to be elected and for whose election the holder of Common Stock has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

(vi)
on the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all of its obligations and amounts payable in liquidation, dissolution or winding up, and subject to the rights of the holders of Preferred Stock, if any, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock.”

Purpose of Increasing the Number of Authorized Common Shares
Waytronx, Inc. formed a wholly owned subsidiary into which CUI, Inc., an Oregon corporation, conveyed all of its assets, effective May 16, 2008. It is intended that the CUI name recognition and corporate identity shall be maintained as a wholly owned subsidiary of Waytronx, Inc. The consideration for this asset purchase transaction, as summarized below, includes two convertible promissory notes in the aggregate principal amount of thirty one million five hundred thousand dollars ($31,500,000) that may convert to Company common stock at $0.25 per share. These contractual obligations require the Company to have available up to 126,000,000 underlying common shares. Copies of the CUI, Inc. Audited Financial Statements and Unaudited Pro Forma Condensed Financial Statements are attached hereto as Appendix B.

The CUI, Inc. asset acquisition transaction is summarized as follows:
Waytronx, Inc. will acquire 100% of the assets of CUI, Inc. in consideration for payment and issuance to CUI, Inc. of the following:
$ 6,000,000 cash
$ 14,000,000 convertible promissory note
$17,500,000 convertible promissory note
$37,500,000 Total

Description of funding source and transaction mechanics:
$6,000,000 cash loan from Commerce Bank of Oregon, term of 3 years, interest only, prime rate less 0.50%, secured by Letters of Credit.
$14,000,000 promissory note to CUI, Inc., payable monthly over three years at $30,000 per month including 1.7% annual simple interest with a balloon payment at the thirty sixth monthly payment, no prepayment penalty, annual success fee of 2.3%, right of first refusal to the note payee, CUI, Inc., relating to any private capital raising transactions of Waytronx during the term of the note.
$17,500,000 convertible promissory note plus 1.7% annual simple interest and 2.3% annual success fee, permitting payee to convert any unpaid principal, interest and success fee to Waytronx common stock at a per share price of $0.25 and at the end of the three year term giving to Waytronx the singular, discretionary right to convert any unpaid principal, interest and success fee to Waytronx common stock at a per share price of $0.25. This note also provides a right of first refusal to the note payee, CUI, Inc., relating to any private capital raising transactions of Waytronx during the term of the note.

Appointment of three members to Board of Directors:
As a condition of the transaction, CUI, Inc. is granted the contractual right to appoint three members to the Waytronx, Inc. Board of Directors for so long as there remains an unpaid balance on the above described promissory notes.

In order to fulfill our contractual obligation, we must increase the number of shares of common stock we are authorized to issue. Accordingly, we are seeking shareholder approval to increase the number of authorized common shares from 200,000,000 to 325,000,000. The proposed amendment increasing the authorized number of common shares would make available the 126,000,000 common shares for issuance after taking into account currently outstanding common shares and common shares reserved for outstanding options, warrants and other contractual obligations.

Although, there is no current plan to issue the additional authorized common shares for future capitalization, the Company's Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company's Board of Directors believes that having such additional authorized shares of Common Stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting.

The proposed increase in the number of shares available for issuance under the Articles of Incorporation is also intended to provide the Board of Directors with authority, without further action of the stockholders, to issue the additional shares of Common Stock, from time to time in such amounts as the Board of Directors deems necessary. Without limitation of the foregoing, the additional shares may be issued in connection with capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets to support a higher level of growth, respond to competitive pressures, develop new products and services and support new strategic partnership expenditures and strategic partnering or acquisition transactions involving the issuance of our securities.

In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of Common Stock caused by the issuance of the additional shares would dilute the earnings per share (including projected future earnings per share) and book value per share of all outstanding shares of our Common Stock. If such factors were reflected in the price per share of the Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. An issuance of additional shares of Common Stock could, therefore, have an adverse effect on the potential realizable value of a stockholder's investment. The holders of outstanding shares of Common Stock have no preemptive rights to purchase additional shares.

The proposed increase in the authorized number of shares of Common Stock could have other effects on our stockholders. The increase could deter takeovers, in that, additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

Consequences of Non Approval of Proposed Amendment
As noted above, the primary purpose for the proposed increase in the number of authorized common shares is to fulfill the CUI asset purchase contractual obligation. The parties proceeded with the asset purchase transaction with knowledge that shareholder approval of the authorized share increase is required to complete the transaction. Should the shareholders not approve the resolution to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock to 325,000,000, the convertible promissory notes that convert to the common shares would remain an obligation of the Company.

Effective Time of Amendments
If approved by holders of a simple majority of voting shares of our stock, this amendment will become effective on the date we file an amendment to our Articles of Incorporation with the Colorado Secretary of State.

Outstanding Securities Obligations
Set forth below is a summary of the current outstanding securities, transactions and agreements, which relate to the 21,179,859 shares of common stock we are required to reserve for potential future issuances:

Convertible Preferred Shares
As of April 30, 2008, the Company had 50,543 shares of Series A Convertible Preferred stock outstanding. The Series A preferred shares convert into common shares at a ratio of 4 Common Shares for each share of Series A Preferred Stock or, 252,715 common shares which includes one bonus share for each Series A Convertible Preferred share converted. There are accrued dividends of 25,271 common shares. As of April 30, 2008 there were no Series B or Series C Convertible Preferred stock outstanding.

Convertible Promissory Notes.
At April 30, 2008, 20,901,873 potential common stock shares are issuable upon the exercise of warrants and options and conversion of debt to common stock

At May 16, 2008 as part of the purchase of assets from CUI, Inc., the Company executed and delivered the following two promissory notes, payable to CUI, Inc.: (i) $14,000,000 promissory note, payable monthly over three years at $30,000 per month including 1.7% annual simple interest with a balloon payment at the thirty sixth monthly payment, no prepayment penalty, annual success fee of 2.3%, right of first refusal to the note payee relating to any private capital raising transactions of Waytronx during the term of the note and (ii) a $17,500,000 convertible promissory note plus 1.7% annual simple interest and 2.3% annual success fee, permitting payees to convert any unpaid principal, interest and success fee to Waytronx common stock at a per share price of $0.25 during the three year term giving to Waytronx the singular, discretionary right to convert any unpaid principal, interest and success fee to Waytronx common stock at a per share price of $0.25. This note also provides a right of first refusal to the note payee relating to any private capital raising transactions of Waytronx during the term of the note.

Other than as described above, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock.

Interest of Certain Persons in Matters to be Acted Upon
Other than as noted below, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to our Articles of Incorporation which is not shared by all other stockholders.

Effective May 19, 2008, the board of directors appointed Daniel Ford as Chief Financial Officer of Waytronx and Waytronx Holdings (CUI). Prior to the May 16, 2008 CUI asset acquisition, Mr. Ford was the Chief Financial Officer of CUI, Inc. Mr. Ford owns 10 of 493 common shares of CUI, Inc., 2.02%. Mr. Ford’s interest in CUI, Inc. would entitle him to a pro rata interest resulting from the asset purchase transaction as follows; $121,212, $282,828 over 3 year from the $14,000,000 note payable and 1,414,141 common shares from the $17,500,000 convertible note payable.

Effective May 19, 2008, the board of directors appointed Matthew McKenzie as President and Chief Operational Officer of Waytronx Holdings (CUI) and Chief Operational Officer of Waytronx. Prior to the May 16, 2008 acquisition, Mr. McKenzie was the Chief Operational Officer of CUI, Inc. Mr. McKenzie owns 5 of 493 common shares of CUI, Inc., 1.01%. Mr. McKenzie’s interest in CUI, Inc. would entitle him to a pro rata interest resulting from the asset purchase transaction as follows; $60,606, $141,414 over 3 year from the $14,000,000 note payable and 707,070 common shares from the $17,500,000 convertible note payable.

The Board of Directors Unanimously Recommends a Consent “For” This Proposal to Amend the Company’s Articles of Incorporation.

PROPOSAL III

APPROVAL OF 2008 EQUITY INCENTIVE PLAN

Being submitted to the stockholders for approval at the 2008 Annual Shareholders meeting is the Waytronx, Inc. 2008 Equity Incentive Plan (the "Equity Incentive Plan"); an incentive and non-qualified stock option plan which authorizes the issuance of up to 1,500,000 shares of our common stock. The Equity Incentive Plan was approved by the Board of Directors subject to stockholder approval. If the Equity Incentive Plan is approved, the 1,500,000 shares of common stock being authorized will be used to grant non-qualified incentive stock options to our employees and consultants.

The Equity Incentive Plan is intended to: (a) provide incentive to employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees, directors and independent contractors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding employees, directors, independent contractors and advisors.

With respect to incentive stock options, the Equity Incentive Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of our common stock on the date of grant (110% in the case of stockholders who, at the time the option is granted, own more than 10% of the outstanding common stock), and requires that all such options have an expiration date not later than that date which is one day before the tenth anniversary of the date of the grant (or the fifth anniversary of the date of grant in the case of 10% stockholders). Pursuant to the provisions of the Equity Incentive Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

Options granted under the Equity Incentive Plan terminate three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. If an optionee’s employment or service is terminated within three months following a Stock Option Change of Control, then the options will remain exercisable for three months after the optionee's termination.

The Board of Directors has a limited right to modify or amend the Equity Incentive Plan, which does not include the right to increase the number of shares available for the grant of options.

During the term of the Equity Incentive Plan, our eligible employees will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of our common stock. This will dilute the equity interest of our other stockholders. The grant and exercise of the options also may affect our ability to obtain additional capital during the term of any options.

The Equity Incentive Plan will be administered by the Equity Incentive Plan Administrator appointed by the Board of Directors. The description of the proposed Equity Incentive Plan set forth above is a summary of various provisions of the Equity Incentive Plan and is not a complete description of the Equity Incentive Plan. The Equity Incentive Plan is attached to this proxy statement as Appendix A.

The following is a summary of the federal income tax treatment of the stock options which may be granted under the Equity Incentive Plan based upon the current provisions of the Internal Revenue Code. This summary does not purport to be a complete and detailed description of all possible tax consequences to the recipient of a stock option. It describes the federal tax consequences in effect as of the date of this Proxy Statement. Each holder of a stock option is advised to consult his or her tax advisor because tax consequences may vary depending on the individual circumstances of the holder.

An option holder who exercises a non-qualified stock option will recognize taxable compensation at the date of exercise with respect to the difference between the fair market value of the option shares at exercise and the exercise price paid to purchase such shares. Waytronx, Inc. is entitled to a corresponding deduction for such compensation. At such time as the option stock is sold, the option holder will recognize either short-term or long-term capital gain income (depending upon the length of time such stock has been held) with respect to the excess of the stock sale price over the exercise price paid to purchase such shares.

An option holder who exercises an incentive stock option will not realize any regular taxable income. At the date of exercise, the option holder may, depending on his or her personal tax situation, be subject to Alternative Minimum tax ("AMT") because the difference between the fair market value of the shares at exercise and the exercise price represents an AMT preference item.

The tax consequences of a disposition of an incentive stock option depend upon the length of time the stock has been held by the employee. If the employee holds the option stock for at least one year after the option is granted and one year after the exercise of the option, any gain realized on the sale is long-term capital gain. In order to receive long-term capital gain treatment, the employee must remain in our employ from the time the option is granted until three months before its exercise (twelve months in the event of termination due to disability of the employee). We will not be entitled to a deduction in this instance.

If the incentive option stock is not held for the requisite holding period described above, a "disqualifying disposition" will occur. A disqualifying disposition results in the employee recognizing ordinary compensation income to the extent of the lesser of: (1) the fair market value of the option stock on the date of exercise less the exercise price ("the spread") or (2) the amount realized on disposition of the option stock less the exercise price. If the amount realized on the disposition is greater than the fair market value of the stock on the date the stock option was exercised, such excess will be treated as a capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year). We will be entitled to a deduction at this time for such ordinary compensation income. The option holder's basis in such shares will be the fair market value on the date of exercise.

The Board of Directors recommends that shareholders vote “FOR” approval of the Waytronx, Inc. 2008 Equity Incentive Plan.

OTHER BUSINESS

Management does not presently know of any matters that may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

If you do not expect to be personally present at the Annual Meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.

COMMITTEES OF THE BOARD AND MEETINGS

During the fiscal year ended December 31, 2007, the Board of Directors held a total of 37 meetings (including regularly scheduled and special meetings) of which the Board took action 35 times by unanimous written consent. Those directors who were on the Board at the time of the 2007 meetings attended all of the meetings of the Board held in 2007. The Board of Directors has two standing committees: Audit Committee and Compensation Committee. No incumbent director attended fewer than 100% of the total number of meetings held by all committees on which such director served.

Our board currently appoints the members of the audit and compensation committees. Each of our board committees has a written charter approved by our board. Copies of the current committee charters for each committee are posted on our website at www.waytronx.com.

Audit Committee
The Audit Committee is established pursuant to the Sarbanes-Oxley Act of 2002 for the purposes of overseeing the company’s accounts and financial reporting processes and audits of its financial statements. The Audit Committee reviews the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company’s audit process. The functions of the Audit Committee and its activities during fiscal year 2007 are described below under the heading “Report of the Audit Committee”. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent Registered Public Accounting firm, review of financial reporting, internal company processes of business/financial risk and applicable legal, ethical and regulatory requirements.

The Audit Committee is currently comprised of the Company Board of Directors. Bradley J. Hallock serves as committee Chairman. During fiscal year 2007, Mr. Hallock was independent in accordance with applicable rules promulgated by the Securities and Exchange Commission and NASDAQ listing standards. Mr. Hallock has an understanding of generally accepted accounting principles and has experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breath and complexity of issues that can reasonably be expected to be raised by the financial statements of the Company, including our balance sheet, income statement and cash flow statement. He has an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions as well as the ability to access the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves. The Board of Directors has determined that Mr. Hallock is an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act. Our Audit Committee acts pursuant to a written charter, a copy of which is available from the Company and is posted on our website at www.waytronx.com. The Audit Committee has established a procedure to receive complaints regarding accounts, internal controls and auditing issues.

Pre-approval Policies and Procedures
The Audit Committee pre-approves the audit and non-audit services rendered by Webb & Company, P. A., the Company’s independent auditors. Generally, the Committee pre-approves particular services in the defined categories of audit services, audit-related services, tax services and other non-audit services, specifying the maximum fee payable with respect to that service. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

Audit Committee Report
THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

Audit Committee Report
The Audit Committee reviews the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company’s audit process.

The Audit Committee has:
1.	Reviewed and discussed with management the audited financial statements included in the Company’s Annual Report and Form 10-KSB and Quarterly Report on Form 10-Q;
2.
Discussed with Webb & Company, P.A., the Company’s independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board;

3.	Received the written disclosures and letter from Webb & Company, P.A. as required by Independence Standards Board Standard No. 1; and
4.	Discussed with Webb & Company, P.A. its independence.

Based on these reviews and discussions, the Audit Committee has recommended that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2007. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Webb & Company, P.A. is compatible with the auditor’s independence.

On May 2, 2007, the Registrant received and accepted the letter of resignation from its Independent Registered Public Accounting Firm, Salberg & Company, P.A., Boca Raton, Florida. The decision to change accountants was by mutual consent because of the five years partner rotation requirement of Regulation S-X (17 CFR, Part 210). The Company has had no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Board of Directors and Audit Committee approved retaining Webb & Company, P. A., Boynton Beach, Florida as the Company’s Independent Registered Public Accounting Firm effective May 2, 2007.

Independent Registered Public Accounting Firm
Webb & Company, P. A. has audited the Company’s financial statements for fiscal year 2007. Representatives of Webb & Company, P. A. will be present via teleconference at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Compensation of Independent Registered Public Accounting Firm
The financial statements of the Company, which are incorporated by reference herein as of December 31, 2007, have been audited by Webb & Company, P. A., Boynton Beach, Florida, Independent Registered Public Accounting Firm. Webb & Company, P. A. billed the Company an aggregate of $21,707.50 in fees and expenses for professional services rendered in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2007 and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2007. Salberg & Company, P.A. billed the Company an aggregate of $58,000 in fees and expenses for professional services rendered in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2006 and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2006. Audit related fees for 2007 were $0 and for 2006 were $9,800. The Company paid these sums.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Audit Committee has adopted an informal approval policy that it believes will result in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm.

Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to general compensation policies and practices and to compensation of our executives.  In discharging its responsibilities, the Compensation Committee establishes principles and procedures in order to ensure to the Board and the shareholders that the compensation practices of the Company are appropriately designed and implemented to attract, retain and reward high quality executives, and are in accordance with all applicable legal and regulatory requirements.  In this context, the Compensation Committee’s authority, duties and responsibilities are:
•	To annually review the Company’s philosophy regarding executive compensation.
•
To periodically review market and industry data to assess the Company’s competitive position, and to retain any compensation consultant to be used to assist in the evaluation of directors’ and executive officers’ compensation.

•	To establish and approve the Company goals and objectives, and associated measurement metrics relevant to compensation of the Company’s executive officers.
•	To establish and approve incentive levels and targets relevant to compensation of the executive officers.
•
To annually review and make recommendations to the Board to approve, for all principal executives and officers, the base and incentive compensation, taking into consideration the judgment and recommendation of the Chief Executive Officer for the compensation of the principal executives and officers.

•
To separately review, determine and approve the Chief Executive Officer’s applicable compensation levels based on the Committee’s evaluation of the Chief Executive Officer’s performance in light of the Company’s and the individual goals and objectives.

•
To periodically review and make recommendations to the Board with respect to the compensation of directors, including board and committee retainers, meeting fees, equity-based compensation, and such other forms of compensation as the Compensation Committee may consider appropriate.

•	To administer and annually review the Company’s incentive compensation plans and equity-based plans.
•
To review and make recommendations to the Board regarding any executive employment agreements, any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, and any perquisites, special or supplemental benefits.

•
To review and discuss with management, the Compensation Disclosure and Analysis (CD&A), and determine the Committee’s recommendation for the CD&A’s inclusion in the Company’s annual report filed on Form 10-K with the SEC.

Compensation Committee Members
The Compensation Committee of the Board of Directors is appointed by the Board of Directors to discharge the Board's responsibilities with respect to all forms of compensation of the Company's executive officers, to administer the Company's equity incentive plans, and to produce an annual report on executive compensation for use in the Company's 10-KSB. The Compensation Committee currently consists of one member of the board of directors, Bradley J. Hallock. During fiscal year 2007, Mr. Hallock was a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board has determined that during fiscal year 2007, Mr. Hallock was "independent" within the meaning of NASDAQ's rules. Mr. Hallock had no interlocking relationships as defined by the rules promulgated by the SEC.

Committee Meetings
Our Compensation Committee meets as often as necessary to perform its duties and responsibilities.  The Compensation Committee held eight meetings during fiscal 2007. On an as requested basis, our Compensation Committee receives and reviews materials prepared by management, consultants, or committee members, in advance of each meeting.  Depending on the agenda for the particular meeting, these materials may include:
•	Minutes and materials from the previous meeting(s);
•	Reports on year-to-date Company and Partnership financial performance versus budget;
•	Reports on progress and levels of performance of individual and Company performance objectives;
•	Reports on the Company’s financial and stock performance versus a peer group of companies;
•	Reports from the Committee’s compensation consultant regarding market and industry data relevant to executive officer compensation;
•
Reports and executive compensation summary worksheets, which sets forth for each executive officer: current total compensation and incentive compensation target percentages, current equity ownership holdings and general partner ownership interest, and current and projected value of each and all such compensation elements, including distributions and dividends there from, over a five year period.

Compensation Philosophy
General Philosophy
Our compensation philosophy is based on the premise of attracting, retaining and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance.  Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, each executive’s total compensation package, and internal pay equity. We strive to accomplish these objectives by compensating all employees with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

Pay for Performance
At the core of our compensation philosophy is our strong belief that pay should be directly linked to performance.  We believe in a pay for performance culture that places a significant portion of executive officer total compensation as contingent upon, or variable with, individual performance, Company performance and achievement of strategic goals including increasing shareholder value.

The performance based compensation for our executives may be in the form of (i) annual cash incentives to promote achievement of, and accountability for, shorter term performance plans and strategic goals, and (ii) equity grants, designed to align the long-term interests of our executive officers with those of our shareholders, by creating a strong and direct link between executive compensation and shareholder return over a multiple year performance cycle.  Long term incentive equity awards are granted in restricted stock. These shares/units generally vest over a two-year period.  This opportunity for share ownership was provided in order to provide incentive and retain key employees and align their interests with our long term strategic goals.

Base Compensation to be Competitive within Industry
A key component of an executive’s total compensation base salary is designed to compensate executives commensurate with their respective level of experience, scope of responsibilities, sustained individual performance and future potential.  The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, in order to attract and retain talented leaders.

Compensation Setting Process
Management’s Role in the Compensation Setting Process.
Management plays a significant role in the compensation-setting process.  The most significant aspects of management role are:
•	Assisting in establishing business performance goals and objectives;
•	Evaluating employee and company performance;
•	CEO recommending compensation levels and awards for executive officers;
•	Implementing the Board approved compensation plans; and
•	Assistance in preparing agenda and materials for the Committee meetings.

The Chief Executive Officer and General Counsel generally attend the Committee meetings.  However, the Committee also regularly meets in executive session.  The Chief Executive Officer makes recommendations with respect to financial and corporate goals and objectives and makes non CEO executive compensation recommendations to the Compensation Committee based on company performance, individual performance and the peer group compensation market analysis. The Compensation Committee considers and deliberates on this information and in turn makes recommendations to the Board of Directors, for the Board’s determination and approval of the executives’ and other members of senior management’s compensation, including base compensation, short-term cash incentives and long-term equity incentives.  The Chief Executive Officer’s performance and compensation is reviewed, evaluated and established separately by the Compensation Committee and ratified and approved by the Board of Directors.

Setting Compensation Levels
To evaluate our total compensation is competitive and provides appropriate rewards to attract and retain talented leaders, as discussed above, we may rely on analyses of peer companies performed by independent compensation consultants and on other industry and occupation specific survey data available to us.  Our general benchmark is to establish both base salary and total compensation for the executive officers at the 50th percentile of the peer group data, recognizing that a significant portion of executive officer total compensation should be contingent upon, or variable with, achievement of individual and Company performance objectives and strategic goals, as well as being variable with stockholder value.  Further, while the objective for base salary is at the 50th percentile of the peer group data, executives’ base salaries are designed to reward core competencies and contributions to the Company, and may be increased above this general benchmark based on (i) the individual’s increased contribution over the preceding year; (ii) the individual’s increased responsibilities over the preceding year; and (iii) any increase in median competitive pay levels.

Setting Performance Objectives
The Company’s business plans and strategic objectives are generally presented by management at the Company’s annual board meeting.  The board engages in an active discussion concerning the financial targets, the appropriateness of the strategic objectives, and the difficulty in achieving same.  In establishing the compensation plan, our Compensation Committee then utilizes the primary financial objectives from the adopted business plan, operating cash flow, as the primary targets for determining the executive officers’ short-term cash incentives and long term equity incentive compensation.  The Committee also establishes additional non-financial performance goals and objectives, the achievement of which is required for funding of a significant portion, twenty five percent, of the executive officers’ incentive compensation. In 2007, these non financial performance goals and objectives included achieving accurate financial reporting and timely SEC filings; demonstrating full compliance and superior performance in the Company’s environmental, health and safety practices; performing appropriate SOX/404 remediation activities and achieving successful testing of and compliance with SOX requirements; and general and administrative expense management.

Annual Evaluation
The Chief Executive Officer recommends the actual incentive award amounts for all other executives based on actual company performance relative to the targets as well as on individual performance, and recommends the executives’ base salaries levels for the coming year.  The Compensation Committee considers these recommendations generally at the end of each fiscal year in determining its recommendations to the Board of Directors for the final short-term cash incentive and long-term equity award amounts for each executive and for the executive’s base salary levels. The actual incentive amounts awarded to each executive are ultimately subject to the discretion of the Compensation Committee and the Board of Directors.

Additional equity-based awards may be also granted to executives, as well as other employees, upon commencement of employment, for promotions or special performance recognition, or for retention purposes, based on the recommendation of the Chief Executive Officer.  In determining whether to recommend additional grants to an executive, the Chief Executive Officer typically considers the individual’s performance and any planned change in functional responsibility.

Elements of Executive Compensation
Total Compensation
Total compensation for our executives consists of three elements: (i) base salary; (ii) incentive cash award based on achieving specific performance targets as measured by cash flow and other objectives; and (iii) equity incentive award, which is also performance based and paid out over a future period in the form of restricted stock or warrants.  Base salaries are the value upon which both the incentive compensation percentage targets are measured against.  For evaluation and comparison of overall compensation of the executives, and to assist it in making its compensation decisions, the Compensation Committee reviews an executive compensation summary, which sets forth for each executive: current compensation and current equity ownership holdings as well as the projected value of each and all such compensation elements, including distributions and dividends therefrom.

Base Salaries
Base salaries are designed to compensate executives commensurate with their respective level of experience, scope of responsibilities, and to reward sustained individual performance and future potential.  The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, in order to attract and retain talented leaders.

Incentive Compensation
Incentive compensation is intended to align compensation with business objectives and performance and enable the company to attract, retain and reward high quality executive officers whose contributions are critical to short and long-term success of the Company.  The executives’ incentive awards are based upon three key performance metrics: 1) the Company’s operating cash flow; 2) achievement of agreed-upon strategic and corporate performance goals; and 3) each executive’s departmental and individual goals and performance.  The actual incentive amounts awarded to each executive are ultimately subject to the discretion of the Compensation Committee and the Board of Directors

Incentive Plan Compensation
Incentive awards are paid out in cash, restricted common stock or warrant awards.  The incentive award targets for the executives are established at the beginning of the year as a percentage of their base salary, and the actual awards are determined at the following year’s Annual Board of Directors meetings based on actual company performance relative to established goals and objectives, as well as on evaluation of the executive’s relevant departmental and individual performance during the past year.  The award of restricted common stock generally vests over a two year term in four equal six months traunches. The award of restricted common stock purchased through warrants generally vests immediately upon issuance of the warrant which generally has a validity of three years and a per share purchase price of the fair market value of our common stock on the date of grant. The awards are intended to serve as a means of incentive compensation for performance.

Retirement Plans
The Company does not maintain an employee retirement plan or a 401(k) plan nor do we provide any supplemental retirement benefits to our senior executives.

Change in Control Agreements
Our executives are not awarded any type of protection upon a change in control.

Perquisites
The Company does not provide for any perquisites or any other benefits for its senior executives that are not generally available to all employees.

Compensation Committee Report
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management.  Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007.

Submitted by: Bradley J Hallock, Chairman
Compensation Committee

Summary Compensation Table
The following table sets forth the compensation paid by the Company for the fiscal years 2006 and 2007 to the Company’s Chief Executive Officer and two most highly compensated executive officers of the Company. During fiscal year 2007, the Company changed Chief Executive Officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali- fied Deferred Compensa- tion Earnings ($)	All Other Compen sation ($)	Total ($)
Russell L. Wall, Former CEO /	2007	-	-	-	-	-	-	-	-
President/Director (1)	2006	-	-	-	-	-	-	-	-
Charles R. Baker, Former CEO /	2007	-	-	-	-	-	-	-	-
President (2)	2006	271,764	100,000	-	-	-	-	9,000	380,764
Mark R. Chandler	2007	95,628	-	-	-	-	-	6,000	101,628
Former COO / CFO (3)	2006	180,000	5,000	520,000	-	-	-	-	705,000
Clifford Melby, COO (5)	2007	60,000	-	-	-	-	-	-	60,000
	2006	-	-	-	-	-	-	-	-
William J. Clough CEO	2007	180,000	27,000	-		-	-	13,000	220,000
/ General Counsel/Director (4)	2006	180,000	50,000	-	16,000	-	-	11,000	257,000

1.
Mr. Wall was named President/CEO effective November 9, 2006 and also served as a member of the Company’s Board of Directors. Mr. Wall did not stand for re-election to the Board of Directors and stepped down as CEO September 13, 2007

2.
Mr. Baker joined the Company on June 13, 2005 and stepped down as president August 28, 2006. During 2005, per his employment contract, Mr. Baker was issued by the Company a warrant to purchase 2,000,000 restricted common shares within three years from date of issuance at a per share price of $0.01. During 2005 as recognition for services as a Director of the Company, Mr. Baker was issued a warrant to purchase 100,000 restricted common shares within three years from date of issuance at a per share price of $0.75. Per the terms of his employment agreement, Mr. Baker was paid a one time sign on bonus of $100,000 which was payable upon the successful completion of an equity round of financing by the Company.

3.
Mr. Chandler was issued 250,000 shares of the Company’s Series A Convertible Preferred Stock and 1,000 shares of the Company’s Series B Convertible Preferred Stock during 2006. He was issued 240,000 shares of the Company's Series A Convertible Preferred Stock during 2005. Mr. Chandler was the CFO until June 4, 2007.

4.
Mr. Clough joined the Company on September 1, 2005. During 2006 as recognition for services as a Director of the Company, Mr. Clough was issued a warrant to purchase 100,000 restricted common shares within three years from date of issuance at a per share price of $0.20. Per the terms of his employment agreement, Mr. Clough was paid a one time sign on bonus of $50,000 which was payable upon the successful completion of an equity round of financing by the Company. September 13, 2007, Mr. Clough was appointed CEO/President. Effective May 15, 2008, this contract was extended through May 14, 2011 and the responsibilities of Mr. Clough were expanded to include Chief Executive Officer (CEO) and President of Waytronx, Inc. and Chief Executive Officer (CEO) of the Waytronx, Inc. wholly owned subsidiary, Waytronx Holdings, Inc.

5.
Mr. Melby joined the Company September 2007 as Chief Operating Officer. During 2007 Mr. Melby received restricted common stock valued at $60,000 for services rendered for the months of September, October, November and December 2007. Mr. Melby stepped down as COO in June 2008.

Outstanding Equity Awards at Fiscal Year-end
The following table sets forth the outstanding equity awards at December 31, 2007 to each of the named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Russell L. Wall (1)	600,000	-	-	0.25	10/6/2009	-	-	-	-
Charles R. Baker (2)	2,000,000	-	-	0.01	08/28/09	-	-	-	-
Charles R. Baker (2)	100,000	-	-	0.75	3/1/2008	-	-	-	-
Mark R. Chandler (3)	500,000	-	-	0.25	10/6/2009	-	-	-	-
William J. Clough (4)	100,000	-	-	0.20	2/28/2009	-	-	-	-

1.
In recognition for services as a director of the Company, the Board of Directors during 2004 authorized issuance to Mr. Wall a warrant to purchase 700,000 restricted common shares within five years from date of issuance at a per share price of $0.25

2.
During 2005, per his employment contract, Mr. Baker was issued by the Company a warrant to purchase 2,000,000 restricted common shares within three years from date of issuance at a per share price of $0.01.

3.
In recognition for past services rendered by Mr. Chandler, by August 23, 2004 Board of Directors resolution, the board authorized issuance to him a warrant to purchase 500,000 restricted common shares within five years from date of issuance a per share price of $0.25.

4.
During 2006 as recognition for services as a Director of the Company, Mr. Clough was issued a warrant to purchase 100,000 restricted common shares within three years from date of issuance at a per share price of $0.20.

Director Compensation

Other than as noted above, no compensation was paid by the Company for fiscal year 2007 to the Company’s Board of Directors and no Director was compensated for the performance of duties in that capacity or for his/her attendance at Director’s meetings.

Employment Agreements
Currently, four executive officers are employed under employment agreements with the Company. The following are the employment agreements in force through the date of this filing.

Chief Executive Officer and President of Waytronx, Inc. and Chief Executive Officer of CUI and General Counsel
November 21, 2005, the Company executed an employment contract with William J. Clough, Esq., the registrant’s President and Chief Executive Officer and General Counsel. Effective May 15, 2008, this contract was extended through May 14, 2011 and the responsibilities of Mr. Clough were expanded to include Chief Executive Officer (CEO) and President of Waytronx, Inc. and Chief Executive Officer (CEO) of the Waytronx, Inc. wholly owned subsidiary, Waytronx Holdings, Inc. The agreement, as revised, contains provisions: to terminate the employee for “Just Cause” which will terminate employee compensation; penalty for termination of employee without just cause; medical and dental insurance coverage; employee confidentiality and non-compete obligations. Mr. Clough’s contract provides for an annual salary of two hundred forty thousand dollars plus entitlement to participate in all employee benefit programs, including, but not limited to: medical coverage, including optical and dental coverage; pension plans, group life insurance; and any other plans that may be established at the sole discretion of Waytronx. The agreement includes an incentive bonus provision for each calendar year, beginning with 2008, in which the Waytronx yearend Statement of Operations shows that the Gross Revenue of the Employer equals or exceeds fifteen percent (15%), but less than thirty percent (30%), of the immediate preceding calendar year, Mr. Clough shall be entitled to receive a cash bonus in an amount equal to twenty-five percent (25%) of his prior year base salary. In any year in which annual Gross Revenue exceeds by 30% that of the prior calendar year Gross Revenue, a sum equal to fifty percent (50%) of the prior year base salary shall be paid to Mr. Clough.

President and Chief Operational Officer of CUI and Chief Operational Officer of Waytronx Effective May 19, 2008, the board of directors appointed Matthew McKenzie President and Chief Operational Officer of Waytronx Holdings (CUI) and Chief Operational Officer of Waytronx. Matt McKenzie has been working in various functions for CUI, Inc. for over 10 years, gaining him intimate knowledge of the business, its operations, and its opportunities for growth.  He established, in conjunction with CUI’s senior engineer, one of CUI’s most successful and profitable business divisions and brands, V-Infinity.  As an internal power product division, V-Infinity offers significant opportunities in the future in partnering with our WayCool technology to offer an even more extensive solution set to the market.  Over the past several years, Mr. McKenzie has worked tirelessly to position CUI for growth.  Among many other things, he initiated the CUI ISO 9000 Quality Management System, provided structure to global logistics, including CUI’s China facilities, and implemented CUI’s ERP system, which allows for more visibility and analysis opportunities than ever in CUI’s history.

Mr. McKenzie brings a background in management from a variety of fields, giving him valuable insight into leadership for the 21st century.  His education accomplishments include an MBA from George Fox University, a program that is diverse and well-connected to the community.

Senior Vice President of Business Development of Waytronx
Bradley J. Hallock was appointed to the Board of Directors in April 2004 and was re-elected at the December 2006 Meeting of Shareholders to serve an additional two year term. Effective May 19, 2008, the board of directors appointed Bradley J. Hallock as Senior Vice President of Business Development of Waytronx. Mr. Hallock brings to this position over 25 years of corporate experience. Mr. Hallock was the founder and Chief Executive Officer of C and R, Ltd., a provider of wholesale services to the automobile industry, with annual revenue in excess of $10,000,000. For three years, Mr. Hallock served as a Senior Executive for First America Automotive, Inc. (FAA), an $800,000,000 annual revenue company that was later acquired by Sonic Automotive, Inc. (NYSE:SAH). As a Senior Executive at FAA, he conceived and implemented the “Auto Factory” concept to vertically integrate used car operations across disparate retail franchises on a regional basis. He led the expansion of this concept into a $100,000,000 annual revenue division of FAA resulting with industry leading profitability. During his tenure at FAA, Mr. Hallock was a key member of the merger and acquisition team, where he was instrumental in the successful acquisition and integration of over 50 new car retail franchises.

Chief Financial Officer of Waytronx and CUI
Effective May 19, 2008, the board of directors appointed Daniel Ford Chief Financial Officer of Waytronx and Waytronx Holdings (CUI). Mr. Ford has a background with the big accounting firms, including KPMG. Mr. Ford brings a large company perspective to our Company with a big potential.  As CFO of CUI, Inc., Mr. Ford consistently moved CUI into a position of profitability, efficiency, and forward thinking, transforming many of CUI’s accounting, inventory management, and vendor relations processes.  Over the past five years, Mr. Ford has implemented advanced internal fixed asset tracking, implemented a “real time” inventory system, and participated in implementing CUI’s ERP system.  His skills as a financier have allowed CUI to move to its current, 64,000 square foot building, as well as providing leadership in the acquisition of the CUI assets by Waytronx.

Mr. Ford holds an MBA from George Fox University.  He holds many awards and leadership positions in business, including the Financial Executives Award in 2001.  He also actively provides leadership in the community.

Chief Operating Officer
In September 2007 the Company entered into a month to month Employment Agreement with Clifford L. Melby to serve as the Chief Operating Officer. As compensation for services under his Employment Agreement, Mr. Melby is entitled to receive a salary calculated at the rate of $15,000 per month which sum shall be paid monthly to him by the issuance of Company restricted common stock. The number of common shares is required to be calculated at the end of each month using the average closing per share price for the month for which issuance is to be made. The common stock is required to be issued before the end of the succeeding month. Effective May 16, 2008, Clifford Melby stepped down as Chief Operational Officer of Waytronx to provide continuity for the CUI management subsequent to the CUI, Inc. asset acquisition.

CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted the Waytronx, Inc. Code of Ethics and Business Conduct, which applies to all officers, directors and employees and a more restrictive Code of Ethics for Principal Executive and Financial Officers. These policies are available on our website, www.waytronx.com. If the Company makes any substantive amendments to these policies or grants any waiver from the policies to any executive officer or director, the Company will disclose the nature of the amendment or waiver on its website.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons owning more than 10% of our common stock to file reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. These reporting persons are required to furnish us with copies of all Section 16(a) forms that they file.
Based solely upon a review of copies of these filings received, we believe that all filing requirements were complied with during the fiscal year ended December 31, 2007.

We have made all officers and directors aware of their reporting obligations and have appointed an employee to oversee section 16 compliance for future filings.

LEGAL PROCEEDINGS
The Company is not involved in any legal proceedings.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING OF SHAREHOLDERS

Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at our 2009 Annual Meeting must give notice of the proposal to the Company no later than June 15, 2009 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, if we receive notice of a shareholder proposal after June 15, 2009, the persons named as proxies in the proxy statement for the 2009 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2009 Annual Meeting. Shareholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to us no fewer than 90 or more than 120 days prior to the one-year anniversary date of the 2008 Annual Meeting. Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2009 Annual Meeting because there are other requirements in the proxy rules.

ANNUAL REPORT

A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS (WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-KSB AND FORM 10-Q) IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT MAY OBTAIN ONE, WITHOUT CHARGE, BY WRITING OR CALLING THE CORPORATE OFFICES: WAYTRONX, INC., 20050 SW 112TH AVENUE, TUALATIN, OREGON 97062, PHONE (503) 612-2300.

By Order of the Board of Directors,

Bradley J. Hallock,
Corporate Secretary

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2008 ANNUAL MEETING OF THE SHAREHOLDERS
September 15, 2008

The undersigned, revoking all previous proxies, appoints Bradley J. Hallock, Corporate Secretary, attorney and proxy of the undersigned, with power of substitution, to represent the undersigned at the 2008 Annual Meeting of Shareholders of Waytronx, Inc. (the "Company") to be held Monday, September 15, 2008 at 9:00 a.m. PDT in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062 and for any adjournments thereof and to vote all shares of Voting Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

☒ Please mark your votes with an “X” as in this example.

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the following Directors:

Nominee: Board of Directors, Seat #1, William J. Clough, (2 year term)
☐ FOR                                        ☐ WITHHOLD

Nominee: Board of Directors, Seat #2, Thomas A. Price, (1 year term)
☐ FOR                                        ☐ WITHHOLD

Nominee: Board of Directors, Seat #4, Sean P. Rooney, (1 year term)
☐ FOR                                        ☐ WITHHOLD

Nominee: Board of Directors, Seat #7, Colton Melby, (2 year term)
☐ FOR                                        ☐ WITHHOLD

PROPOSAL II

TO AMEND THE ARTICLES OF INCORPORATION TO
INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES
FROM 200,000,000 TO 325,000,000

The Board of Directors recommends a vote FOR the following proposal:

A proposal to amend the Company’s Restated Articles of Incorporation to increase the authorized number of common shares from 200,000,000 to 325,000,000.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

PROPOSAL III

TO APPROVE THE WAYTRONX, INC. 2008 EQUITY INCENTIVE PLAN

 The Board of Directors recommends a vote FOR the following proposal:

A proposal to approve the Waytronx, Inc. 2008 Equity Incentive Plan.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS AND “FOR” PROPOSAL II AND “FOR” PROPOSAL III.

Date 2008

Signature

Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

APPENDIX A

Waytronx, Inc.

2008 EQUITY INCENTIVE PLAN

Waytronx, Inc.

EQUITY INCENTIVE PLAN

Waytronx, Inc. hereby establishes this Plan to be called the 2008 Equity Incentive Plan to attract, retain and motivate employees of the Company, to encourage employees, directors and independent contractors to acquire an equity interest in the Company, to make monetary payments to certain employees based upon the value of the Company’s Stock and provide employees, directors and independent contractors with an incentive to maximize the success of the Company and to further the interests of the shareholders.

SECTION 1 DEFINITIONS

1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a) "Administrator" means the Board or such committee or individual to whom the Board delegates authority.

(b) "Award" means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.

(c) "Beneficiary" means the person or persons designated by a Participant to exercise an Award in the event of the Participant's death while employed by the Company, or in the absence of such designation, the executor or administrator of the Participant's estate.

(d) "Board" means the Board of Directors of the Company.

(e) "Cause" means conduct by the Participant amounting to (1) fraud or dishonesty against the Company, (2) willful misconduct, repeated refusal to follow the reasonable directions of an individual or group authorized to give such directions, or knowing violation of law in the course of performance of the duties of Participant's employment with the Company, (3) repeated absences from work without a reasonable excuse, (4) intoxication with alcohol or drugs while on the Company's premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any employment or other agreement to which Participant and the Company are parties.

(f) "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated of the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, (iii) the Company shall sell substantially all of its assets to another corporation which corporation is not wholly owned by the Company, or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) ( as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.

(g) "Code" means the Internal Revenue Code of 1986, as amended.

(h) "Company" means Waytronx, Inc., a Colorado corporation.

(i) "Disability" has the same meaning as provided in any long-term disability plan maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Administrator. If at any time during the period that this Plan is in operation, the Company does not maintain a long term disability plan, Disability shall mean a physical or mental condition which, in the judgment of the Administrator, permanently prevents a Participant from performing his usual duties for the Company, any Subsidiary or affiliate, or such other position or job which the Company makes available to him and for which the Participant is qualified by reason of his education, training and experience. In making its determination the Administrator may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Administrator may make the determination in its sole discretion and any decision of the Administrator will be binding on all parties.

(j) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(k) "Equity Ownership Agreement" means an agreement between the Company and a Participant or other documentation evidencing an Award.

(l) “Expiration Date” means, the last date upon which an Award can be exercised.

(m) "Fair Market Value" means, for any particular date, (i) for any period during which the Stock shall be listed for trading on a national securities exchange, the Over the Counter Bulletin Board (“OTCBB”), or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per share of Stock on such exchange, or the OTCBB or NASDAQ closing bid price as of the close of such trading day, or (ii) the market price per share of Stock as determined in good faith by the Board in the event (i) above shall not be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

(n) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, and described in Plan Section 3.2.

(o) "Involuntary Termination" means a Termination of Employment but does not include a Termination of Employment for Cause or a Voluntary Resignation.

(p) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(q) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

(r) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(s) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(t) "Participant" means an individual who receives an Award hereunder.

(u) "Plan" means this 2008 Equity Incentive Plan.

(v) "Retirement" means a Termination of Employment after attaining the age of 65.

(w) "Stock" means the Company's common stock.

(x) "Stock Appreciation Right" means a stock appreciation right described in Plan Section 3.3.

(y) "Stock Award" means a stock award described in Plan Section 3.4.

(z) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(aa) "Termination of Affiliation" means the termination of a business relationship, for any reason, between an advisor or consultant who is a Participant and the Company or its affiliates. A Termination of Affiliation shall be deemed to have occurred as of the date written notice to that effect is received by the Participant.

(ab) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its affiliates regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a Voluntary Resignation, Involuntary Termination, death, Disability or Retirement. The Administrator shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause, or is a Voluntary Resignation. With regard to a member of the Board who is not an employee, Termination of Employment shall mean the date on which the individual ceases to be a member of the Board for any reason.

(ac) "Vested" means that an Award is nonforfeitable and exercisable with regard to a designated number of shares of Stock.

(ad) “Voluntary Resignation” means a Termination of Employment as a result of the Participant’s resignation.

SECTION 2 GENERAL TERMS

2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees, directors and independent contractors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding employees, directors, independent contractors and advisors.

2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 1,500,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved and subject to issuance under the Plan. At no time shall the Company have outstanding Awards and shares of Stock issued in respect to Awards in excess of the Maximum Plan Shares. To the extent permitted by law, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited, canceled, expired or terminated for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

2.3 Administration of the Plan. The Plan shall be administered by the Administrator. The Administrator shall have full authority in its discretion to determine the employees of the Company or its affiliates to whom Awards shall be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Administrator shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Equity Ownership Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Administrator's determination under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Administrator's decisions shall be final and binding on all Participants.

2.4 Eligibility and Limits. Participants in the Plan shall be selected by the Administrator.  In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which Stock Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s).

SECTION 3 TERMS OF AWARDS

3.1 Terms and Conditions of All Awards.

(a) The number of shares of Stock as to which an Award shall be granted shall be determined by the Administrator in its sole discretion, subject to the provisions of Sections 2.2 and 2.4 as to the total number of shares available for grants under the Plan.

(b) Each Award shall be evidenced by an Equity Ownership Agreement in such form as the Administrator may determine is appropriate, subject to the provisions of the Plan.

(c) The date an Award is granted shall be the date on which the Administrator has approved the terms and conditions of the Equity Ownership Agreement and has determined the recipient of the Award and the number of shares covered by the Award and has taken all such other action necessary to complete the grant of the Award.

(d) The Administrator may provide in any Equity Ownership Agreement a vesting schedule. The vesting schedule shall specify when such Awards shall become Vested and thus exercisable. The Administrator may accelerate the vesting schedule set forth in the Equity Ownership Agreement if the Administrator determines that it is in the best interests of the Company and Participant to do so. In addition, the Administrator may provide in the Equity Ownership Agreement that vesting will be accelerated in the event of a Change of Control.

(e) Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

3.2 Terms and Conditions of Options. At the time any Option is granted, the Administrator shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the date the Plan is adopted or the date such Plan is approved by the Company's stockholders, whichever is earlier. Incentive Stock Options may only be granted to employees of the Company.

(a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of the Stock purchasable under any Option shall be in the applicable Equity Ownership Agreement at the time the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant for an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

(b) Option Term. The Equity Ownership Agreement shall set forth the term of each option. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. In either case, the Administrator may specify a shorter term and state such term in the Equity Ownership Agreement.

(c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Administrator in the Equity Ownership Agreement or by amendment thereto, including, but not limited to, cash or, if the Equity Ownership Agreement provides, (i) by delivery or deemed delivery (based on an attestation to the ownership thereof) to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price or (ii) by tendering a combination of cash, Stock and/or note. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

(d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of an Option, the Administrator, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person acting for the benefit of the Participant to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Equity Ownership Agreement to the contrary.

(e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Administrator may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Award or not in connection with an Award. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares. The Exercise Price shall not be less than the Fair Market Value of the corresponding Stock on the date of the grant. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with an Award shall result in a pro rata surrender or cancellation of any related Award to the extent the Stock Appreciation Right has been exercised.

(a) Exercise. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine.

(b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Administrator, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Administrator determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Administrator shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Administrator may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

3.5 Treatment of Awards Upon Termination of Employment or Affiliation. Except as otherwise provided by Plan Section 3.2(e), any Award to a Participant who incurs a Termination of Employment or Affiliation may be canceled, accelerated, paid or continued, as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine. The portion of any Award exercisable in the event of continuation or the amount of any payment due under a continued Award may be adjusted by the Administrator to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or Affiliation or such other factors as the Administrator determines are relevant to its decision to continue the Award.

SECTION 4 RESTRICTIONS ON STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Equity Ownership Agreement so provides, the shares of Stock shall be held by a custodian designated by the Administrator (the "Custodian"). Each Equity Ownership Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the Equity Ownership Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the Equity Ownership Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Equity Ownership Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Administrator may provide in the Equity Ownership Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the Equity Ownership Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or the Company, as applicable.

4.2 Forfeiture of Shares. Notwithstanding any vesting schedule set forth in any Equity Ownership Agreement, in the event that the Participant violates a non-competition agreement as set forth in the Equity Ownership Agreement, all Awards and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

4.3 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the Equity Ownership Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant, not made in accordance with the Plan or the Equity Ownership Agreement, including, but not limited to, any right of repurchase or right of first refusal, shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the Equity Ownership Agreement, and the shares of Stock so transferred shall continue to be bound by the Plan and the Equity Ownership Agreement.

SECTION 5 GENERAL PROVISIONS

5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the Equity Ownership Agreement provides, a Participant may also elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Award (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator; and

(b) Any Withholding Election made will be irrevocable; however, the Administrator may in its sole discretion approve or give no effect to the Withholding Election.

5.2 Changes in Capitalization; Merger; Liquidation.

(a) The number of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Stock Appreciation Right pertains may be proportionately adjusted by the Administrator for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Administrator may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Administrator's discretion, for the elimination without payment therefore of any fractional shares that might otherwise become subject to any Award.

(c) The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3 Cash Awards. The Administrator may, at any time and in its discretion, grant to any holder of an Award the right to receive, at such times and in such amounts as determined by the Administrator in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Award or the exercise of rights thereunder.

5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

5.5 Right to Terminate Employment. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's employment at any time.

5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Administrator, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Administrator may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8 Termination and Amendment of the Plan. The Board at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award shall adversely affect the rights of the Participant under such Award.

5.9 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board. If such approval is not obtained, any Award granted hereunder shall be void.

5.10 Choice of Law. The laws of the State of Oregon shall govern the Plan, to the extent not preempted by federal law.

5.11 Effective Date of Plan. The Plan shall be effective as of May 15, 2008.

* * * * * * * * * *

Waytronx, Inc.

By: /s/ William J. Clough
William J. Clough,
President and Chief Executive Officer
Attest:

/s/ Bradley J. Hallock	[CORPORATE SEAL]
Bradley J Hallock,
Secretary

APPENDIX B

CUI INC.

AUDITED FINANCIAL. STATEMENTS

For The
Years Ended December 31, 2005 and 2004

CUI INC.
AUDITED FINANCIAL STATEMENTS
For The Years Ended December 31, 2005 and 2004

CONTENTS

Page

Independent Auditor's Report	3

Financial Statements:

Balance Sheets	4-5

Income Statements	6

Statements of Changes in Stockholders' Equity	7

Statements of Cash Flows	8

Notes to Financial Statements	9-14

J. Paul Kenote, CPA, PC

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors CUI, Inc.
Tualatin, Oregon

We have audited the accompanying balance sheets of CUT, Inc. (an Oregon corporation) as of December 31, 2005 and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CUI, Inc. at December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The 2004 financial statements were reviewed by us and our report thereon, dated June 14, 2005, stated we were not aware of any material modifications that should be made to those statements for them to be in conformity with generally accepted accounting principles. However, a review is substantially less in scope 'than an audit and does not provide a basis for the expression of an opinion on the financial statements taken as a whole.

J: PAUL KENOTE, CPA, P.C.
Portland, Oregon

March 12, 2008

2300 S.W. First Avenue Suite 100 Portland, OR 97201
503.241.2977 s FAX: 503.224.9049 email:
 jpau€@cpagroup.net

3

CUI INC.
BALANCE SHEETS
December 31, 2005 and 2004

ASSETS

	2005	Restated (Note 9) 2004
Current assets:
Cash	$120,715	$6,389
Notes receivable, current portion (Notes 2 and 5)	329,762	296,515
Accounts receivable, net of allowance for doubtful accounts of $50,000 in each year	3,066,661	3,860,824
Inventory
On hand	1,053,953	996,567
In transit	103,692	75,653
Prepaid expenses	37,054	24,559
Deposits	39,945	28,005

	4,751,782	5,288,512
Property and equipment:
Furniture and fixtures	167,516	188,700
Equipment and software	739,398	659,446
Tooling	99,260	28,852

	1,006,174	876,998
Less accumulated depreciation and amortization	573,093	565,602

	433,081	311,396
Other assets:
Notes receivable, net of current portion (Note 2)		48,665
Investment in securities available for sale (Note 10)	158,176	209,157

Other intangible assets, net of accumulated amortization of $21,167 and $19,167	8,833	In R

	167,009	268,655

	$5,351,872	$5,868,563

The accompanying notes are an integral part of these financial statements.	4

CUI INC.

LIABILITIES AND STOCKHOLDERS' EQUITY

	2005	Restated (Note 9) 2004
Current liabilities:
Demand notes payable (Note 7)	$803,953	$1,013,681
Accounts payable	549,301	1,070,007
Accrued salaries and other expenses	193,545	191,121
Accrued interest	2,106	3,676

	1,548,905	2,278,485
Commitments (Notes 4 and 6)

Stockholders' equity:
Common stock, no par value, 1,000 shares authorized, 455 shares issued and outstanding	113,750	113,750
Retained earnings	3,689,217	3,476,328

	3,802,967	3,590,078

	$5,351,872	$5,868,563

The accompanying notes are an integral part of these financial statements.	5

CUI INC.
INCOME STATEMENTS
For the Years Ended December 31, 2005 and 2004

		Restated (Note 9)
	2005	2004

Sales, net	$17,892,990	$16,168,158

Cost of sales	10,309,312	9,473,798

Gross margin	7,583,678	6,694,360

Selling, general and administrative expenses	6,086,964	5,256,658

Income from operations	1,496,714	1,437,702

Other income (expenses)
Interest income	20,557	19,421
Interest expense	(55,757)	(38,063)

Income before equity in net income of affiliate	1,461,514	1,419,060

Equity in net (loss) income of affiliate	(50,981)	37,109

Net income	$1,410,533	$1,456,169

The accompanying notes are an integral part of these financial statements.	6

CUI, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY For
the Years Ended December 31, 2005 and 2004

	Common Stock		Restated (Note 9) Retained	Total Stockholders'
	Shares	Amount	Earnings	Equity

Balance at January 1, 2004	470	$117,500	$2,803,131	$2,920,631

Redemption of shareholder	(15)	(3,750)	(99,937)	(103,687)

Distributions to shareholders			(683,035)	(683,035)

Net income for the period - restated			1,456,169	1,456,169

Balance at December 31, 2004	455	113,750	3,476,328	3,590,078

Distributions to shareholders			(1,197,644)	(1,197,644)

Net income for the period			1,410,533	1,410,533

Balance at December 31, 2005	455	$113,750	$3,689,217	$3,802,967

The accompanying notes are an integral part of these financial statements.	7

C UI INC.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2005 and 2004

			Restated (Note 9)
	2005		2004
Cash flows from operating activities:
Net income		$1,410,533	$1,456,169
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization		161,688	125,050
(Income) loss from affiliate		50,981	(37,109)
Net changes in operating assets and liabilities:
Notes and accounts receivable		809,581	(1,200,097)
Inventory		(85,425)	(162,662)
Prepaid expenses and deposits		(24,435)	17,236
Accounts payable and accrued expenses		(519,852)	427,033

Net cash provided by operating activities		1,803,071	625,620

Cash flows from investing activities:
Acquisition of property, equipment and intangibles		(281,373)	(208,983)

Net cash used in investing activities		(281,373)	(208,983)

Cash flows from financing activities:
Loan proceeds (repayments)		(209,728)	341,313
Shareholder distributions		(1,197,644)	(786,722)

Net cash used in financing activities		(1,407,372)	(445,409)

Net increase (decrease) in cash		114,326	(28,772)

Cash at beginning of period		6,389	35,161

Cash at end of period		$120,715	$6,389

Supplemental information:
Cash paid during the period for interest		$57,327	$35,892
Cash paid during the period for income taxes	$

The accompanying notes are an integral part of these financial statements.	8

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and summary of significant accounting policies:

Line of business:
CUI Inc. (the Company) was incorporated as CUI Stack, Inc. under the laws of the State of Oregon on April 1, 1989. Effective March 27, 2002, the Company changed its name to CUI Inc. The Company imports electronic components, encoders and sensors and distributes them throughout the United States and elsewhere.

Concentration of credit risk:
The Company grants credit (without collateral) to customers, substantially all of which are commercial establishments located in the United States and throughout the world.

Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:
For purposes of the statement of cash flows, the Company considers demand deposits and all highly liquid investments with a maturity of three months or less at date of acquisition to be cash equivalents.

Accounts receivable:
Accounts receivable are from customers and distributors of the Company's products. The Company performs periodic credit evaluations of the customers and maintains allowances for potential credit losses.

Inventories:
Inventories consist of finished products and are stated at the lower of cost or market; using the first-in, first-out (FIFO) method as a cost flow convention.

Advertising costs
Advertising costs are expensed when incurred. Advertising expenses were $231,420 and $278,976 for the years ended December 31, 2005 and 2004.

Revenue recognition
Revenue in connection with electronic devices and component sales is recognized at the time the product is shipped to the customer.

Furniture, equipment and software:
Furniture, equipment and software are recorded at cost and include major expenditures, which increase productivity or substantially increase useful lives.

Maintenance, repairs and minor replacements are charged to expenses when incurred. When furniture and equipment is sold or otherwise disposed of, the asset and related accumulated depreciation are removed from this account, and any gain or loss is included in the statement of income.

9

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note I - Organization and summary of significant accounting policies, continued:

The cost of furniture, equipment and software is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight-line method for financial reporting purposes. The estimated useful lives and accumulated depreciation for furniture, equipment and software are as follows:

	Estimated Useful Life	Accumulated Depreciation

Furniture and equipment	5 to 7 years	$350,573
Software	3 to 5 years	222,520

		$573,093

Intangible assets are stated at cost net of accumulated amortization and consist of logo design costs. This asset is being amortized over an estimated useful life of 15 years.

Depreciation and amortization expense allocated to selling, general and administrative expense is as follows:

Depreciation	$91,730
Amortization	69,958

$161,688

Shipping and handling expenses
Shipping and handling expenses incurred by the Company totaled $227,037 and $188,076 for the years ended December 31, 2005 and 2004 and are classified as selling, general and administrative expenses. Total freight revenue has been classified as sales revenue.

Foreign exchange gains and losses
Gain or loss from foreign exchange is reported as a component of cost of sales in the year such gain or loss is realized. The Company experienced net foreign exchange gains of $10,220 and $6,286 for the years ended December 31, 2005 and 2004.

Income taxes
The Company has elected to be taxed under Subchapter S of the Internal Revenue Code. Accordingly, the Company does not incur income taxes; instead, its earnings are included in the shareholders' personal income tax returns and taxed depending on their personal tax situations. The financial statements, therefore, do not include a provision for income taxes.

10

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 2 - Notes receivable:

Notes receivable consist of the following:

	2005	2004

6.13% unsecured note receivable from stockholder, payable in semi-monthly installments of $350.	$-	$53,912

7% unsecured demand notes receivable from affiliated entities	329,762	291,268

5% unsecured note receivable from Creative Focus, Inc., payable in monthly installments of $1,000. This note is considered by management to be impaired	96,090	96,090

6% note receivable from Specialized Operation Systems, LLC, due on demand and secured by all of the assets of the LLC and its affiliates. The Company is entitled to collect 10% of the gross receipts of the LLC and its affiliates until paid. Management considers this note to be impaired.	28,780	28,780

Less credit allowance on impaired notes (Note 5)	(124,870)	(124,870)

	329,762	345,180

Less amounts currently due	(329,762)	(296,515)

	$-	$48,665

Note 3 - Company sponsored retirement plan:

The Company adopted a salary reduction retirement plan under Section 401(K) of the Internal Revenue Code, effective April 1, 1994. The plan covers all employees who meet prescribed eligibility requirements. Company contributions made to the plan are at the discretion of the Board of Directors, but shall, in no event, exceed the maximum allowable amount under the applicable provisions of the Internal Revenue Code. The Company contributed $115,663 and $112,828 to the plan for the years ended December 31, 2005 and 2004.

Note 4 - Futures contracts:

The Company contracts for the purchase of yen at future dates in anticipation of inventory purchases. If the Company fails to acquire the yen at the specified date for the contracted amount, it is obligated to pay the difference between the contract price and the current exchange price. The Company is able to regulate its purchases of inventory and maintains an adequate line of credit so that management does not anticipate a situation in which the Company would be unable to fulfill its obligation pursuant to any negotiated open futures contract.

11

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 5 - Impaired loans:

The average investment in impaired notes was $124,870 during the years ended December 31, 2005 and 2004. Activity in the allowance for credit is as follows:

	2005	2004

Balance at January 1	$124,870	$120,870

Provision charged to operations		4,000

Reclassified from allowance for doubtful accounts

Amounts written off

Recoveries

Balance at December 31	124,870	$124,870

Interest income on impaired loans is recognized only when payments are received. No payments were received with respect to impaired loans during either year.

Note 6 - Obligation under lease commitment:

The Company leases office and warehouse space under a non-cancelable lease agreement. The lease expires October 31, 2009. The lease payment is comprised of a scheduled monthly base payment plus real property taxes, utilities, insurance and common area maintenance charges.

Future minimum annual lease payments are as follows:

Year Ended December 31,	Amount

2006	$186,858
2007	192,516
2008	198,528
2009	170,450

$748,352

Total rent and lease expense for the years ended December 31, 2005 and 2004 was $270,556 and $215,660, respectively.

12

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 7 - Notes payable:

Notes payable consist of the following:

	2005	2004

Line of credit agreement with Key Bank granting borrowings of up to $1,500,000. Interest is payable monthly at the bank's prime lending rate (7.25% at December 31, 2005). The note agreement is personally guaranteed by James M. McKenzie.	$598,258	$932,986

Unsecured demand note payable to Stack-Novus, LLC. Interest is paid monthly at a rate of 7% per annum.	125,000

Unsecured demand note payable to Renee La Tourette. Interest is paid monthly at a rate of 12.5% per annum.	80,695	80,695

	$803,953	$1,013,681

Note $ - Related party transactions:

James McKenzie, the principal stockholder of the Company, has personally guaranteed the Company's bank debt with Key Bank (see Note 7). The Company has outstanding accounts payable in the amount of $1,805 owed to Jim McKenzie.

The Company has outstanding notes receivable in the amount of $309,762 (see Note 2) from Test Products International, Inc., an affiliated corporate entity in which the Company has an 10.47% common stock equity interest.

The Company has outstanding notes receivable in the amount of $20,000 (see Note 2) from V-Infinity, LLC, an affiliated limited liability company in which Jim McKenzie owns a 49.5% interest.

The Company has outstanding notes payable in the amount of $125,000 (see Note 7) and accounts receivable in the amount of $21,000 due from Stack-Novus, LLC, an affiliated partnership entity in which James McKenzie owns an indirect 32% interest along with Stack Electronics International, Inc.

The Company has outstanding accounts receivable in the amount of $669,446 due from and accounts payable in the amount of $6,821 due to V-Infinity, LLC, an affiliated partnership entity in which James McKenzie owns a 49.5% interest along with an employee of the Company who owns a 49.5% interest and a former employee of the Company who owns a 1% interest.

Note 9 - Restatement of prior year financial statements:

The financial statements for the year ended December 31, 2004 have been restated to correct the amount reported as equity in income from affiliate. The amount has been restated as $37,109 which amounts to a reduction in net income and net worth of $9,341.

13

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 10 - Investment in securities available for sale:

The Company owns 352,589 shares of common stock in Test Products International, Inc. representing an 10.47% interest. The Company enjoys a close association with this affiliate through common Board of Director membership and participation, which allows for a significant amount of influence over affiliate business decisions. Accordingly, for financial statement purposes, the Company accounts for its investment in this affiliated entity under the equity method.

A condensed, internally prepared and unconsolidated balance sheet for Test Products International, Inc. as of December 31, 2005 which does not reflect the incorporation of its Canadian and United Kingdom subsidiaries is as follows:

Current assets	$5,458,324	Current liabilities	$4,738,147

Fixed assets	689,927	Long-term liabilities	155,652

Other assets	-	Stockholders' equity	1,254,452

Total assets	$6,148,251	Total liabilities and stockholders' equity	$6,148,251

14

CUI INC.

___________________

AUDITED FINANCIAL STATEMENTS
___________________

For The
Years Ended December 31, 2006 and 2005

CUI INC.
AUDITED FINANCIAL STATEMENTS
For The Years Ended December 31, 2006 and 2005

CONTENTS

Independent Auditor's Report	3

Financial Statements:	4

Balance Sheets	4

Income Statements	6

Statements of Changes in Stockholders' Equity	7

Statements of Cash Flows Notes to Financial Statements	8

J. Paul Kenote, CPA, PC

 INDEPENDENT AUDITOR'S REPORT

To the Board of Directors CUI, Inc.
Tualatin, Oregon

We have audited the accompanying balance sheets of CUI, Inc. (an Oregon corporation) as of December 31, 2006 and 2005 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CUI, Inc. at December 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

PAUL KENOTE, CPA, P.C. Portland,
Oregon
March 12, 2008

2300 S.W. First Avenue Suite 100 Portland, OR 97201
503.241.2977 FAX: 503.224.9049 email: jpaul@cpagroup.net

3

CUI INC.
BALANCE SHEETS
December 31, 2006 and 2005

ASSETS

	2006	2005
Current assets:
Cash	$147,049	$120,715
Notes receivable, current portion (Notes 2 and 5)	1,504,763	329,762
Accounts receivable, net of allowance for doubtful accounts of $50,000 in 2006 and 2005	3,148,721	3,066,661
Inventory
On hand	1,387,002	1,053,953
In transit	63,866	103,692
Prepaid expenses	406,448	37,054
Deposits	66,799	39,945

	6,724,648	4,751,782
Property and equipment:
Furniture and fixtures	370,723	167,516
Equipment and software	975,110	739,398
Tooling	225,306	99,260

	1,571,139	1,006,174
Less accumulated depreciation and amortization	580,662	573,093

	990,477	433,081
Other assets:
Investment in securities available for sale (Note 9)	117,634	158,176

Other intangible assets, net of accumulated amortization of $23,167 and $21,167	6,833	8,833
	124,467	167,009

	$7,839,592	$5,351,872

The accompanying notes are an integral part of these financial statements.	4

CUI INC.
BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY

	2006	2005
Current liabilities:
Demand notes payable (Note 7)	$2,003,464	$803,953
Accounts payable	721,995	549,301
Accrued salaries and other expenses	277,975	193,545
Accrued interest	13,137	2,106

	3,016,571	1,548,905
Long-term debt, net of current portion (Note 7)	190,503

Commitments (Notes 4 and 6)

Stockholders' equity:
Common stock, no par value, 1,000 shares authorized, 455 shares issued and outstanding	113,750	113,750
Retained earnings	4,518,768	3,689,217

	4,632,518	3,802,967

	$7,839,592	$5,351,872

The accompanying notes are an integral part of these financial statements.	5

CUI INC.
INCOME STATEMENTS
For the Years Ended December 31, 2006 and 2005

	2006	2005
Sales, net	$20,081,510	$17,892,990

Cost of sales	11,202,997	10,309,312

Gross margin	8,878,513	7,583,678

Selling, general and administrative expenses	7,033,111	6,086,964

Income from operations	1,845,402	1,496,714

Other income (expenses)
Interest income	67,294	20,557
Interest expense	(101,224)	(55,757)

Income before equity in net income of affiliate	1,811,472	1,461,514

Equity in net (loss) income of affiliate	(40,542)	(50,981)

Net income	$1,770,930	$1,410,533

The accompanying notes are an integral part of these financial statements.	6

CUI INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY For the
Years Ended December 31, 2006 and 2005

	Common Stock		Retained	Total Stockholders'
	Shares	Amount	Earnings	Equity
Balance at January 1, 2005	455	$113,750	$3,476,328	$3,590,078

Distributions to shareholders			(1,197,644)	(1,197,644)

Net income for the period			1,410,533	1,410,533

Balance at December 31, 2005	455	113,750	3,689,217	3,802,967

Distributions to shareholders			(941,379)	(941,379)

Net income for the period			1,770,930	1,770,930

Balance at December 31, 2006	455	$113,750	$4,518,768	$4,632,518

The accompanying notes are an integral part of these financial statements.	7

CUI INC.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2006 and 2005

	2006		2005
Cash flows from operating activities:
Net income		$1,770,930	$1,410,533
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization		205,229	161,688
(Income) loss from affiliate		40,542	50,981
Net changes in operating assets and liabilities:
Notes and accounts receivable		(1,257,061)	809,581
Inventory		(293,223)	(85,425)
Prepaid expenses and deposits		(396,248)	(24,435)
Accounts payable and accrued expenses		268,155	(519,852)

Net cash provided by operating activities		338,324	1,803,071
Cash flows from investing activities:
Acquisition of property, equipment and intangibles		(760,625)	(281,373)

Net cash used in investing activities		(760,625)	(281,373)

Cash flows from financing activities:
Loan proceeds (repayments)		1,390,014	(209,728)
Shareholder distributions		(941,379)	(1,197,644)

Net cash used in financing activities		448,635	(1,407,372)
Net increase (decrease) in cash		26,334	114,326

Cash at beginning of period		120,715	6,389

Cash at end of period		$147,049	$120,715
Supplemental information:
Cash paid during the period for interest		$90,193	$57,327
Cash paid during the period for income taxes	$

The accompanying notes are an integral part of these financial statements.	8

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and summary of significant accounting policies:

Line of business:
CUI Inc. (the Company) was incorporated as CUI Stack, Inc. under the laws of the State of Oregon on April 1, 1989. Effective March 27, 2002, the Company changed its name to CUI Inc. The Company imports electronic components, encoders and sensors and distributes them throughout the United States and elsewhere.

Concentration of credit risk:
The Company grants credit (without collateral) to customers, substantially all of which are commercial establishments located in the United States and throughout the world.

Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:
For purposes of the statement of cash flows, the Company considers demand deposits and all highly liquid investments with a maturity of three months or less at date of acquisition to be cash equivalents.

Accounts receivable:
Accounts receivable are from customers and distributors of the Company's products. The Company performs periodic credit evaluations of the customers and maintains allowances for potential credit losses.

Inventories:
Inventories consist of finished products and are stated at the lower of cost or market; using the first-in, first-out (FIFO) method as a cost flow convention.

Advertising costs
Advertising costs are expensed when incurred. Advertising expenses were $279,754 and $231,420 for the years ended December 31, 2006 and 2005.

Revenue recognition
Revenue in connection with electronic devices and component sales is recognized at the time the product is shipped to the customer.

Furniture, equipment and software:
Furniture, equipment and software are recorded at cost and include major expenditures, which increase productivity or substantially increase useful lives.

Maintenance, repairs and minor replacements are charged to expenses when incurred. When furniture and equipment is sold or otherwise disposed of, the asset and related accumulated depreciation are removed from this account, and any gain or loss is included in the statement of income.

9

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and summary of significant accounting policies, continued:

The cost of furniture, equipment and software is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight-line method for financial reporting purposes. The estimated useful lives and accumulated depreciation for furniture, equipment and software are as follows:

	Estimated Useful Life	Accumulated Depreciation
Furniture and equipment	5 to 7 years	$293,162
Software	3 to 5 years	287,500

		$580,662

Intangible assets are stated at cost net of accumulated amortization and consist of logo design costs. This asset is being amortized over an estimated useful life of 15 years.

Depreciation and amortization expense allocated to selling, general and administrative expense is as follows:

Depreciation	$138,248
Amortization	66,981

$205,229

Shipping and handling expenses
Shipping and handling expenses incurred by the Company totaled $245,291 and $227,037 for the years ended December 31, 2006 and 2005 and are classified as selling, general and administrative expenses. Total freight revenue has been classified as sales revenue.

Foreign exchange gains and losses
Gain or loss from foreign exchange is reported as a component of cost of sales in the year such gain or loss is realized. The Company experienced net foreign exchange gains of $16,916 and $10,220 for the years ended December 31, 2006 and 2005.

Income taxes
The Company has elected to be taxed under Subchapter S of the Internal Revenue Code. Accordingly, the Company does not incur income taxes; instead, its earnings are included in the shareholders' personal income tax returns and taxed depending on their personal tax situations. The financial statements, therefore, do not include a provision for income taxes.

10

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 2 - Notes receivable:

	2006	2005
Notes receivable consist of the following:

8.25% unsecured demand note receivable from stockholder.	$350,913	$

8.25% unsecured demand note receivable from Test Products International, Inc.	181,153		329,762

5% unsecured note receivable from Creative Focus, Inc., payable in monthly installments of $1,000. This note is considered by management to be impaired	-		96,090

6% note receivable from Specialized Operation Systems, LLC, due on demand and secured by all of the assets of the LLC and its affiliates. The Company is entitled to collect 10% of the gross receipts of the LLC and its affiliates until paid. Management considers this note to be impaired.	-		28,780

8.25% unsecured demand note receivable from Barakel, LLC	972,697

Less credit allowance on impaired notes (Note 5)			(124,870)
	1,504,763		329,762

Less amounts currently due	(1,504,763)		(329,762)

Note 3 - Company sponsored retirement plan:

The Company adopted a salary reduction retirement plan under Section 401(K) of the Internal Revenue Code, effective April 1, 1994. The plan covers all employees who meet prescribed eligibility requirements. Company contributions made to the plan are at the discretion of the Board of Directors, but shall, in no event, exceed the maximum allowable amount under the applicable provisions of the Internal Revenue Code. The Company contributed $154,431 and $115,663 to the plan for the years ended December 31, 2006 and 2005.

Note 4 - Futures contracts:

The Company contracts for the purchase of yen at future dates in anticipation of inventory purchases. If the Company fails to acquire the yen at the specified date for the contracted amount, it is obligated to pay the difference between the contract price and the current exchange price. The Company is able to regulate its purchases of inventory and maintains an adequate line of credit so that management does not anticipate a situation in which the Company would be unable to fulfill its obligation pursuant to any negotiated open futures contract.

11

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 5 - Impaired loans:

The average investment in impaired notes was $124,870 during the year ended December 31, 2005. Activity in the allowance for credit is as follows:

	2006	2005
Balance at January 1	$124,870	$124,870

Provision charged to operations

Reclassified from allowance for doubtful accounts

Amounts written off	(124,870)

Recoveries

Balance at December 31	$-	$124,870

Interest income on impaired loans is recognized only when payments are received. No payments were received with respect to impaired loans during either year.

Note 6 - Obligation under lease commitment:

The Company leases office and warehouse space under a non-cancelable lease agreement. The lease expires August 31, 2016. The lease payment is comprised of a scheduled monthly base payment plus real property taxes, utilities, insurance and common area maintenance charges.

Future minimum annual lease payments are as follows:

Year Ended December 31	Amount
2007	$478,400
2008	478,800
2009	479,200
2010	480,000
2011	481,000
Thereafter	2,266,000

$4,663,400

Total rent and lease expense for the years ended December 31, 2006 and 2005 was $358,149 and $270,556, respectively.

12

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 7 - Notes payable:

	2006	2005
Notes payable consist of the following:

Line of credit agreement with Key Bank granting borrowings of up to $2,250,000. Interest is payable monthly at the bank's prime lending rate (8.25% at December 31, 2006). The note agreement is personally guaranteed by James M. McKenzie.	$1,780,575	$598,258

Unsecured demand note payable to Stack-Novus, LLC. Interest is paid monthly at a rate of 8.25% per annum.	100,000	125,000

Unsecured demand note payable to Renee La Tourette. Interest is paid monthly at a rate of 12.5% per annum.	80,695	80,695

Capital lease obligation payable to Key Equipment Finance in monthly installments of $4,887.92 including interest at 7.705%.
The obligation is secured by office furniture and equipment.	232,697

Less amount currently due	(2,003,464)	803,953
	$190,503

Note 8 - Related party transactions;

James McKenzie, the principal stockholder of the Company, has personally guaranteed the Company's bank debt with Key Bank (see Note 7). The Company has an outstanding note receivable in the amount of $350,913 due from Jim McKenzie (see Note 2).

The Company has outstanding notes receivable in the amount of $181,153 (see Note 2) from Test Products International, Inc., an affiliated corporate entity in which the Company has a 10.47% common stock equity interest.

The Company has outstanding notes receivable in the amount of $972,697 (see Note 2) from Barakel, LLC, an affiliated limited liability company in which Jim McKenzie owns a 50% interest.

The Company has outstanding notes payable in the amount of $100,000 (see Note 7) and accounts receivable in the amount of $29,000 due from Stack-Novus, LLC, an affiliated partnership entity in which James McKenzie owns an indirect 32% interest along with Stack Electronics International, Inc.

The Company has outstanding accounts receivable in the amount of $955,638 due from and accounts payable in the amount of $9,565 due to V-Infinity, LLC, an affiliated partnership entity in which James McKenzie owns a 49.5% interest along with an employee of the Company who owns a 49.5% interest and a former employee of the Company who owns a 1% interest. Effective January 1, 2007, the assets and liabilities of V-Infinity were acquired by CUI, Inc solely in exchange for stock of CUI, Inc. and a cash payment for the 1% interest.

13

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 9 - Investment in securities available for sale:

The Company owns 352,589 shares of common stock in Test Products International, Inc. representing an 10.47% interest. The Company enjoys a close association with this affiliate through common Board of Director membership and participation, which allows for a significant amount of influence over affiliate business decisions. Accordingly, for financial statement purposes, the Company accounts for its investment in this affiliated entity under the equity method.

A condensed, internally prepared and consolidated balance sheet for Test Products International, Inc. as of December 31, 2006 is as follows:

Current assets	$4,874,981	Current liabilities	$3,784,748

Fixed assets	714,846	Long-term liabilities	590,026

Other assets	8,480	Stockholders' equity	1,123,533

Total assets	$5,598,307	Total liabilities and stockholders' equity	$5,498,307

14

CUI INC.

AUDITED FINANCIAL STATEMENTS

For The
Years Ended December 31, 2007 and 2006

CUI INC.
AUDITED FINANCIAL STATEMENTS
For The Years Ended December 31, 2007 and 2006

CONTENTS

Independent Auditor's Report	3

Financial Statements:

Balance Sheets	4

Income Statements	6

Statements of Changes in Stockholders' Equity	7

Statements of Cash Flows Notes to Financial Statements	8

J. Paul Kenote, CPA, PC

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors CUI, Inc.
Tualatin, Oregon

We have audited the accompanying balance sheets of CUI, Inc. (an Oregon corporation) as of December 31, 2007 and 2006 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CUI, Inc. at December 31, 2007 and 2006 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

J. PAUL KENOTE, CPA, P.C.
Portland, Oregon

March 12, 2008

2300 S.W. First Avenue Suite 100 Portland, OR 97201
503.241.2977 FAX: 503.224.9049 email:
jpaul@cpagroup.net

3

CUI INC.
BALANCE SHEETS
December 31, 2007 and 2006

ASSETS

	2007	2006
Current assets:
Cash	$109,458	$147,049
Notes receivable, current portion (Notes 2)	1,205,750	1,504,763
Accounts receivable, net of allowance for doubtful accounts of $100,000 in 2007 and $50,000 in 2006	3,272,991	3,148,721
Inventory
On hand	2,197,765	1,387,002
In transit	243,341	63,866
Prepaid expenses	112,200	406,448
Deposits	48,559	66,799

	7,190,064	6,724,648
Property and equipment:
Furniture and fixtures	381,048	370,723
Equipment and software	1,558,355	975,110
Tooling	335,705	225,306

	2,275,108	1,571,139
Less accumulated depreciation and amortization	857,897	580,662

	1,417,211	990,477
Other assets:
Investment in securities available for sale (Note 8)	131,075	117,634
Other intangible assets, net of accumulated amortization of $25,936 and $23,167	15,605	6,833

	146,680	124,467

	$8,753,955	$7,839,592

The accompanying notes are an integral part of these financial statements.	4

CUI INC. BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY

	2007	2006
Current liabilities:
Demand notes payable (Note 6)	$2,249,609	$1,961,270
Accounts payable	1,361,060	721,995
Accrued salaries and other expenses	242,920	277,975
Accrued interest	11,219	13,137
Current portion of long-term debt	45,563	42,194

	3,910,371	3,016,571

Long-term debt, net of current portion (Note 6)	144,940	190,503

Commitments (Notes 4 and 5)

Stockholders' equity:
Common stock, no par value, 1,000 shares authorized, 495 shares issued and outstanding	113,750	113,750
Retained earnings	4,584,894	4,518,768

	4,698,644	4,632,518

	$8,753,955	$7,839,592

The accompanying notes are an integral part of these financial statements.	5

CUI INC.
INCOME STATEMENTS
For the Years Ended December 31, 2007 and 2006

	2007	2006

Sales, net	$25,015,148	$20,081,510

Cost of sales	14,517,757	11,202,997

Gross margin	10,497,391	8,878,513

Selling, general and administrative expenses	8,721,129	7,033,111

Income from operations	1,776,262	1,845,402

Other income (expenses)
Interest income	92,813	67,294
Interest expense	(166,700)	(101,224)

Income before equity in net income of affiliate	1,702,375	1,811,472

Equity in net (loss) income of affiliate	13,441	(40,542)

Net income	$1,715,816	$1,770,930

The accompanying notes are an integral part of these financial statements.	6

CUI INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
For the Years Ended December 31, 2007 and 2006

	Common Stock		Retained	Total Stockholders'
	Shares	Amount	Earnings	Equity
Balance at January 1, 2006	455	$113,750	$3,689,217	$3,802,967

Distributions to shareholders			(941,379)	(941,379)

Net income for the period			1,770,930	1,770,930

Balance at December 31, 2006	455	113,750	4,518,768	4,632,518

Admission of new shareholders	40

Distributions to shareholders			(1,649,690)	(1,649,690)

Net income for the period			1,715,816	1,715,816

Balance at December 31, 2007	495	$113,750	$4,584,894	$4,698,644

The accompanying notes are an integral part of these financial statements.	7

CUI INC.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2007 and 2006

	2007		2006
Cash flows from operating activities:
Net income		$1,715,816		$1,770,930
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization		300,122		205,229
Loss on asset dispositions		40,360
(Income) loss from affiliate		(13,441)		40,542
Net changes in operating assets and liabilities:
Notes and accounts receivable		174,743		(1,257,061)
Inventory		(990,238)		(293,223)
Prepaid expenses and deposits		312,488		(396,248)
Accounts payable and accrued expenses		602,092		268,155

Net cash provided by operating activities		2,141,942		338,324

Cash flows from investing activities:
Acquisition of property, equipment and intangibles		(775,988)		(760,625)

Net cash used in investing activities		(775,988)		(760,625)

Cash flows from financing activities:
Loan proceeds (repayments)		246,145		1,390,014
Shareholder distributions, net		(1,649,690)		(941,379)

Net cash used in financing activities		(1,403,545)		448,635

Net increase (decrease) in cash		(37,591)		26,334

Cash at beginning of period		147,049		120,715

Cash at end of period		$109,458		$147,049

Supplemental information:
Cash paid during the period for interest		$168,618		$90,193
Cash paid during the period for income taxes	$		$

The accompanying notes are an integral part of these financial statements.	8

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and summary of significant accounting policies:

Line of business:
CUI Inc. (the Company) was incorporated as CUI Stack, Inc. under the laws of the State of Oregon on April 1, 1989. Effective March 27, 2002, the Company changed its name to CUI Inc. The Company imports electronic components, encoders and sensors and distributes them throughout the United States and elsewhere.

Concentration of credit risk:
The Company grants credit (without collateral) to customers, substantially all of which are commercial establishments located in the United States and throughout the world.

Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:
For purposes of the statement of cash flows, the Company considers demand deposits and all highly liquid investments with a maturity of three months or less at date of acquisition to be cash equivalents.

Accounts receivable:
Accounts receivable are from customers and distributors of the Company's products. The Company performs periodic credit evaluations of the customers and maintains allowances for potential credit losses.

Inventories:
Inventories consist of finished products and are stated at the lower of cost or market; using the first-in, first-out (FIFO) method as a cost flow convention.

Advertising costs
Advertising costs are expensed when incurred. Advertising expenses were $557,623 and $279,754 for the years ended December 31, 2007 and 2006.

Revenue recognition
Revenue in connection with electronic devices and component sales is recognized at the time the product is shipped to the customer.

Furniture, equipment and software:
Furniture, equipment and software are recorded at cost and include major expenditures, which increase productivity or substantially increase useful lives.

Maintenance, repairs and minor replacements are charged to expenses when incurred. When furniture and equipment is sold or otherwise disposed of, the asset and related accumulated depreciation are removed from this account, and any gain or loss is included in the statement of income.

9

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and summary of significant accounting policies, continued:

The cost of furniture, equipment and software is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight-line method for financial reporting purposes. The estimated useful lives and accumulated depreciation for furniture, equipment and software are as follows:

	Estimated Useful Life	Accumulated Depreciation
Furniture and equipment	5 to 7 years	$491,676
Software	3 to 5 years	366,221

		$857,897

Intangible assets are stated at cost net of accumulated amortization and consist of logo design costs and purchased goodwill. These assets are being amortized over an estimated useful life of 15 years.

Depreciation and amortization expense allocated to selling, general and administrative expense is as follows:

Depreciation	$219,401
Amortization	80,721

$300,122

Shipping and handling expenses
Shipping and handling expenses incurred by the Company totaled $293,101 and $245,291 for the years ended December 31, 2007 and 2006 and are classified as selling, general and administrative expenses. Total freight revenue has been classified as sales revenue.

Foreign exchange gains and losses
Gain or loss from foreign exchange is reported as a component of cost of sales in the year such gain or loss is realized. The Company experienced net foreign exchange gains of $10,183 and $16,916 for the years ended December 31, 2007 and 2006.

Income taxes
The Company has elected to be taxed under Subchapter S of the Internal Revenue Code. Accordingly, the Company does not incur income taxes; instead, its earnings are included in the shareholders' personal income tax returns and taxed depending on their personal tax situations. The financial statements, therefore, do not include a provision for income taxes.

10

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 2 - Notes receivable:

Notes receivable consist of the following:

	2007		2006
8.25% unsecured demand note receivable from stockholder.	$			$350,913

8.25% unsecured demand note receivable from Test Products International, Inc.		-		181,153

7.5% unsecured demand note receivable from stockholder		47,965

7.5 % unsecured demand note receivable from Test Products International, Inc.		196,538

8.25 % unsecured demand note receivable from Barakel, LLC				972,697

7.5% unsecured demand note receivable from Barakel, LLC		961,247

Less amounts currently due		(1,205,750)		(1,504,763)

	$		$

Note 3 - Company sponsored retirement plan:

The Company adopted a salary reduction retirement plan under Section 401(K) of the Internal Revenue Code, effective April 1, 1994. The plan covers all employees who meet prescribed eligibility requirements. Company contributions made to the plan are at the discretion of the Board of Directors, but shall, in no event, exceed the maximum allowable amount under the applicable provisions of the Internal Revenue Code. The Company contributed $196,851 and $154,431 to the plan for the years ended December 31, 2007 and 2006.

Note 4 - Futures contracts:

The Company contracts for the purchase of yen at future dates in anticipation of inventory purchases. If the Company fails to acquire the yen at the specified date for the contracted amount, it is obligated to pay the difference between the contract price and the current exchange price. The Company is able to regulate its purchases of inventory and maintains an adequate line of credit so that management does not anticipate a situation in which the Company would be unable to fulfill its obligation pursuant to any negotiated open futures contract.

Note 5 - Obligation under lease commitment:

The Company leases office and warehouse space under a non-cancelable lease agreement. The lease expires August 31, 2016. The lease payment is comprised of a scheduled monthly base payment plus real property taxes, utilities, insurance and common area maintenance charges. The Company also leases office space in Malmo, Sweden pursuant to a renewable lease that expires May 31, 2010. In addition to the base rent, the Company is responsible for property taxes, maintenance and related VAT taxes.

11

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 5 - Obligation under lease commitment, continued:

Future minimum annual lease payments are as follows:

Year Ended December 31	Amount
2008	$500,943
2009	502,007
2010	489,788
2011	481,000
2012	483,000
Thereafter	1,783,000

$4,239,738

Total rent and lease expense for the years ended December 31, 2007 and 2006 was $556,254 and $358,149, respectively.

Note 6 - Notes payable:

Notes payable consist of the following:

	2007	2006

Line of credit agreement with Key Bank granting borrowings of up to $2,250,000. Interest is payable monthly at the bank's prime lending rate (7.25% at December 31, 2007). The note agreement is personally guaranteed by James M. McKenzie.	$1,974,609	$1,780,575

Unsecured demand note payable to Stack-Nos, LLC. Interest is paid monthly at a rate of 7.5% per annum.	195,000	100,000

Unsecured demand note payable to Renee La Tourrette. Interest is paid monthly at a rate of 12.5% per annum.	80,000	80,695

Capital lease obligation payable to Key Equipment Finance in monthly installments of $4,887.92 including interest at 7.705%. The obligation is secured by office furniture and equipment.	190,503	232,697

Less amount currently due	(2,295,172)	(2,003,464)

	$144,940	$190,503

12

CUI INC.
NOTES TO FINANCIAL STATEMENTS

Note 7 - Related party transactions;

James McKenzie, the principal stockholder of the Company, has personally guaranteed the Company's bank debt with Key Bank (see Note 6). The Company has an outstanding note receivable in the amount of $47,965 due from Jim McKenzie (see Note 2).

The Company has outstanding notes receivable in the amount of $196,538 (see Note 2) from Test Products International, Inc., an affiliated corporate entity in which the Company has a 10.47% common stock equity interest.

The Company has outstanding notes receivable in the amount of $961,247 (see Note 2) from Barakel, LLC, an affiliated limited liability company in which Jim McKenzie owns a 50% interest.

The Company has outstanding notes payable in the amount of $195,000 (see Note 6) and accounts receivable in the amount of $11,600 due from Stack-Novus, LLC, an affiliated partnership entity in which James McKenzie owns an indirect 32% interest along with Stack Electronics International, Inc.

On January 1, 2007, all of the assets of V-Infinity, LLC were acquired by CUI, Inc in exchange for the assumption of the liabilities of the LLC, a cash payment for a minority interest and 40 shares of common stock of CUI, Inc. Just prior to the acquisition of the LLC, Jim McKenzie and an employee of CUI, Inc. each owned a 49.5% member interest in the LLC and each received 20 shares of CUI, Inc. common stock in the exchange.

Note 8 - Investment in securities available for sale:

The Company owns 352,589 shares of common stock in Test Products International, Inc. representing an 10.47% interest. The Company enjoys a close association with this affiliate through common Board of Director membership and participation, which allows for a significant amount of influence over affiliate business decisions. Accordingly, for financial statement purposes, the Company accounts for its investment in this affiliated entity under the equity method.

A condensed, internally prepared and consolidated balance sheet for Test Products International, Inc. as of December 31, 2007 is as follows:

Current assets	$5,181,905	Current liabilities	$4,057,394

Fixed assets	327,735	Long-term liabilities	-

Other assets	171,338	Stockholders' equity	1,623,584

Total assets	$5,680,978	Total liabilities and stockholders' equity	$5,680,978

13

Introduction of Pro Forma Condensed Financial Statements
(UNAUDITED)

The accompanying unaudited pro forma condensed balance sheet as of December 31, 2007, gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the year ended December 31, 2007, gives effect to the acquisition as if it occurred on the first day of the period presented.

The accompanying unaudited pro forma condensed balance sheet as of March 31, 2008, gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the three months ended March 31, 2008, gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of both Waytronx, Inc. and CUI, Inc. is December 31, 2007. The historical condensed statement of operations for the year ended December 31, 2007 were derived from the Waytronx, Inc. audited statements of operations for the year ended December 31, 2007 and the CUI, Inc. audited Income Statement for the year ended December 31, 2007.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

•	Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

•	The Company's historical consolidated financial statements and notes included in the Company's annual report is on Form 10-KSB for the fiscal year ended December 31, 2007

Waytronx, Inc.

Waytronx Inc.
Pro Forma Consolidating Balance Sheets
For the Three Months Ended March 31, 2008

			Pro Forma Adjustments
					Pro Forma
	Waytronx	CUI	Debit	Credit	Amount

Current assets:
Cash and cash equivalents	36,400	662,211			698,611
Notes receivable, current portion	-	1,154,151			1,154,151
Accounts receivable, net of allowance for
doubtful accounts for Waytronx of $19,803 and for CUI of $100,000	30,088	2,484, 736			2,514,824
Inventory, net	12,420	2,488,139			2,500,559
Prepaid expenses	54,231	155,856			210,087
Deposits	-	55,637			55,637
Total current assets	133,139	7,000,730			7,133,869

Property and equipment, net	13,640	1,369,491			1,383,131

Other assets:
Technology rights, net	4,261,864	51,222			4,313,086
Patent costs, net	676,070				676,070
Deposits and other	43,878				43,878
Investment in securities available for sale		131,075			131,075
Goodwill, net		-	32,801, 356	273,345	32, 528, 011
Other intangible assets, net of accumulated
amortization of $25,936		15,105			15,105
Total other assets	4,981,812	197,402			37,707,225

Total Assets	5,128,591	8,567,623			46,224,225

Current liabilities:
Demand notes payable	-	2,354,013			2,354,013
Accounts payable	400,138	797,086			1,197,224
Preferred stock dividends payable	5,054	-			5,054
Accrued expenses	191,301	3,776			195,077
Accrued compensation	58,756	124,350			183,106
Deferred revenue	2,010	-			2,010
Accrued interest	-	8,710			8,710
Current portion of long-term debt		34,498			34,498
Current portion of long-term debt (Waytronx
convertible notes payable, net of discounts of
$55,165)	1,717,594				1,717,594
Total current liabilities	2,374,853	3,322,433			5,697,286

Long-term debt, net of current portion	-	144,940			144,940
Long term notes payable	100,000				100,000
Long term notes payable, related party	1,000,000				1,000,000
Long term notes payable, bank				6,000,000	6,000,000
Long term notes payable, CUI				14,000, 000	14,000,000
Long term mandatory convertible notes payable,
CUI				17, 500, 000	17,500,000
Total liabilities	3,474,853	3,467,373			44,442,226

Stockholders' equity:
Convertible Series A, preferred stock, 5,000,000
shares authorized, 75,543 shares issued and
outstanding liquidation preference of $75,543 at
December 31, 2007	51				51
Common stock, par value $0.001; 200,000,000
shares authorized, 158,450,479 shares issued
and outstanding at March 31, 2008	158,451				158,451
Common stock issuable, par value $0.001;
(1,175,000 shares at March 31, 2008)	1,000				1,000
Common stock, (no par value, 1,000 shares
authorized, 495 shares issued and outstanding)		113,750	113,750
Additional paid-in capital	51,444, 533				51,444, 533
Subscription receivable	(34,555)				(34, 555)
Retained earnings (accumulated deficit)	(49,915,742)	4,986,500	4,858,239		(49,787,481)
Total stockholders' equity	1,653,738	5,100,250			1,781,999

Total liabilities and stockholders' equity	5,128, 591	8,567,623			46,224,225

Waytronx Inc.
Pro Forma Consolidating Statements of Operations
For the Three Months Ended March 31, 2008

			Pro Forma Adjustments
	Waytronx	CUI	Debit	Credit	Pro Forma Amount
Sales, net	60,645	6,237,041			6,297,686
Cost of sales	82,083	3,712,564			3,794,647
Gross margin	(21,438)	2,524,477			2,503,039
Selling, general and administrative expenses	603,999	2,157,186	273,345		3,034,530
Research and development	341,184	27,336			368,520
Income from operations	(966,621)	339,955			(900,011)

Other income (expenses)
Other income	2,378	73,763			76,141
Other expense	(91, 500)				(91,500)
Interest income	-	26,796			26,796
Interest expense - intrinsic value of convertible debt and amortization of debt discount	(58,967)				(58,967)
Interest expense	(83,313)	(38,908)			(122,221)
Total other income (expense), net	(231,402)	61,651			(169,751)
Income before equity in net income of affiliate	(1,198,023)	401,606			(1,069,762)
Equity in net (loss) income of affiliate
Net income (loss)	(1,198,023)	401,606			(1,069,762)

Waytronx Inc.
Pro Forma Consolidating Balance Sheets
For the Year Ended December 31, 2007

			Pro Forma Adjustments
	Waytronx	CUI	Debit	Credit	Pro Forma Amount
Current assets:
Cash and cash equivalents	42,639	109,458			152,097
Notes receivable, current portion		1,205,750			1,205, 750
Accounts receivable, net of allowance for doubtful accounts for Waytronx of $19,803 and CUI $100,000	7,000	3,272,991			3,279,991
Inventories, net	88,350	2,441,106			2,529,456
Prepaid expenses and other	20,160	112,200			132,360
Deposits		48,559			48,559
Total current assets	158,149	7,190,064			7,348,213

Property and equipment, net	20,641	1,417,211			1,437,852
Other assets:
Notes receivable	91,500				91,500
Investment in securities available for sale		131,075			131,075
Goodwill, net		-	34,517,172	1,150,572	33,366,600
Technology rights, net	4,321,493				4,321,493
Patent costs, net	654,861				654,861
Deposits and other	58,710				58,710
Other intangible assets. net of accumulated amortization of $25,936		15,605			15,605
Total other assets	5,126,564	146,680			38,639,844

Total Assets	5,305,354	8,753,955			47,425,909
Current liabilities:
Demand notes payable		2,249,609			2,249,609
Accounts payable	294,327	1,361,060			1,655, 387
Preferred stock dividends payable	5,054	-			5,054
Accrued expenses	135,898	88,626			224,524
Accrued compensation	90,858	154,294			245,152
Deferred revenue	13,080	-			13,080
Accrued interest		11,219			11,219
Current portion of long-term debt		45,563			45,563
Convertible notes payable, net of discounts of $55,165	1,594,834	-			1,594,834
Total current liabilities	2,134,051	3,910,371			6,044,422
Long term debt, net of current portion	100,000	144,940			244,940
Long term notes payable - related party	1,000,000				1,000,000
Long term notes payable. bank				6,000,000	6,000,000
Long term notes payable, CUI				14, 000, 000	14, 000, 000

Long term mandatory convertible notes payable, CUI				17,500:000	17,500,000

Total liabilities	3,234,051	4,055,311			44,789,362
Commitments

Stockholders' equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized Convertible Series A, preferred stock, 5,000,000 shares authorized, 75,543 shares issued and outstanding liquidation preference of $75,543 at December 31, 2007	76				76
Convertible Series B, preferred stock, 30,000 shares authorized, and no shares outstanding at December 31, 2007 Common stock, par value $0.001; 200,000,000 shares authorized, 156,780,626 shares issued and outstanding at December 31, 2007	156,781				156,781
Common stock, (no par value, 1,000 shares authorized, 495 shares issued and outstanding)		113,750	113,750
Additional paid-in capital	50,832,165				50, 832,165
Subscription receivable	(200,000)				(200, 000)
Retained earnings (accumulated deficit)	(48,717,719)	4,584,894	4,019,650		(48,152,475)
Total stockholders' equity	2,071,303	4,698,644			2,636, 547

Total liabilities and stockholders' equity	5,305,354	8,753,955			47,425,909

Waytronx Inc.
Pro Forma Consolidating Statement of Operations
For the Year Ended December 31, 2007

			Pro Forma Adjustments
	Waytronx	CUI	Debit	Credit	Pro Forma Amount
Sales, net	157,258	24,675,963			24,833,221
Cost of sales	2,318,602	14,517,757			16,836,359
Gross margin	(2,161,344)	10,158,206			7,996.862
Operating expenses
Selling, general and administrative expenses	1,888,098	8,629,240	1,150,572		11,667,910
Research and development	1,191,854	45,413			1,237,267
Impairment, net	20,971	-			20,971
Bad debt	18,470	46,476			64,946
Total operating expenses	3,119, 393	8,721,129			12,991,094
Income (loss) from operations	(5,280,737)	1,437,077			(4,994,232)

Other income (expenses)
Other income	80,873	339,185			420,058
Other expense	(3,076)	-			(3,076)
Investment income	1,460	-			1,460
Settlement gain	76,831	-			76,831
Interest income	-	92,813			92,813
Interest expense - intrinsic value of convertible de	(338,362)	-			(338,362)
Interest expense	(283,657)	(166,700)			(450,357)
Total other income (expense), net	(465,931)	265,298			(200,633)
Income before equity in net income of affiliate	(5,746,668)	1,702,375			(5,194,865)
Equity in net (loss) income of affiliate	-	13,441			13,441
Net income (loss)	(5,746,668)	1,715,816			(5,181,424)
Preferred stock dividends	-				-
Net loss allocable to common stockholders	(5,746,668)	1,715,816			(5,181,424)

Notes to Unaudited Pro Forma Condensed Financial Statements

Pro Forma Adjustments

Waytronx, Inc.'s unaudited pro forma condensed statement of operations for the year ended December 31, 2007 is derived from Waytronx, Inc.'s audited statement of operations for the year ended December 31, 2007 and CUI, Inc.'s audited income statement for the year ended December 31, 2007.

Waytronx, Inc.'s unaudited pro forma financial statements for the period ended March 31, 2008 included the unaudited pro forma condensed statement of operations for the three months ended March 31, 2008 and is derived from Waytronx, Inc.'s unaudited statement of operations for the three months ended March 31, 2008 and CUI, Inc.'s unaudited statement of operations for the three months ended March 31, 2008.

Pro forma adjustments were made to the unaudited pro forma consolidated balance sheet to reflect the transaction to recognize Goodwill and related amortization, debt related to the Acquisition and to remove the equity from CUI, Inc.

The pro form adjustment for the long term mandatory convertible notes payable, CUI represents a three year note payable that is convertible to common stock at a rate of $0.25 per share with conversion available after one year and mandatory conversion required at the term of the note.

Pro forma adjustments were made to the unaudited pro forma statement of operations to recognize the amortization of Goodwill related to this Acquisition.